Exhibit 10.3

SKYWARD SPECIALTY INSURANCE GROUP, INC.
LONG-TERM INCENTIVE PLAN

1.                  Purpose

The purpose of this Plan is to promote the interests of the Company and its participating Affiliates and Shareholders by enabling the Company and its participating Affiliates to attract, motivate and retain Participants by offering them incentive awards that recognize the creation of value for the Shareholders and promote the Company's long-term growth and success.

2.                  Available Awards

Long-term incentive award grants under the Plan shall be one of five types: (1) Restricted Shares; (2) Restricted Stock Units; (3) Performance Shares; (4) Performance Units; or (5) Long-Term Performance Cash (collectively, “Awards”).

3.                  Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

3.1    “Affiliate” shall mean any controlled subsidiary of the Company and any controlled business venture designated by the Committee in which the Company has a significant interest at the relevant time, as determined in the discretion of the Committee. An Affiliate is a “participating Affiliate” if it is designated by the Committee as an Affiliate whose employees may be Participants. A list of participating Affiliates is set forth in Exhibit A, which may be amended from time to time by the Committee without the need for a formal Plan amendment.

3.2    “Award” shall have the meaning set forth in Paragraph 2.

3.3    “Award Agreement” shall have the meaning set forth in Paragraph 4.5(a).

3.4    “Award Period” shall mean the period of time set out in the Award Agreement for the Award to become fully vested (in the case of Restricted Shares) or considered for vesting and settlement (in the case of other Awards).

3.5    “Beneficiary” shall mean the beneficiary designated by a Participant, in a manner determined by the Committee, to exercise rights or receive payments of the Participant under an Award in the event of the Participant's death. In the absence of an effective designation by a Participant, the Beneficiary shall be the Participant's estate.

3.6    “Board” shall mean the Board of Directors of the Company, as the same may be constituted from time to time.

3.7    “Book Value Per Share” shall mean the stated shareholders’ equity as reported on the Company’s most recent quarterly financial statements, divided by the issued and outstanding Shares, on an as-converted basis, as of that date and as certified by the Committee.

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3.8    “Business Unit” shall mean a particular program, division or sub-set of such, of the Company as may be designated from time to time by the Chief Executive Officer, or, in the case of a Business Unit affecting the Chief Executive Officer, the Board. Designation of Business Units and membership in such Business Units by Participants is, in each case, at the sole discretion of the Chief Executive Officer, or in the case of the Chief Executive Officer, the Board..

3.9    “Cause” shall mean a termination of the Participant's service because of: (1) any act or omission that constitutes a material breach by the Participant of any of his or her obligations under the Plan or an Award Agreement; (2) the Participant's conviction of, or plea of nolo contendere to, (A) any felony or (B) another crime involving dishonesty or moral turpitude or which could reflect negatively upon the Company or any of its Affiliates or otherwise impair or impede their operations; (3) the Participant's engaging in any misconduct, negligence, act of dishonesty, violence or threat of violence (including any violation of federal securities laws) that is injurious to the Company or any of its Affiliates; (4) the Participant's material breach of a written policy of the Company or the rules of any governmental or regulatory body applicable to the Company; (5) the Participant's refusal to follow the directions of the Board; or (6) any other willful misconduct by the Participant that is materially injurious to the financial condition or business reputation of the Company or any of its Affiliates. Notwithstanding anything to the contrary, Cause shall be determined in the sole discretion of the Chief Executive Officer and such Chief Executive Officer shall have the sole discretion to use after-acquired evidence to retroactively re-characterize the prior termination as a termination for Cause if such after-acquired evidence supports such an action; provided that if the Participant in question is the Chief Executive Officer, then such determination shall be made in the sole discretion of the Board, which may also use after-acquired evidence in making such determination.

3.10    “Change in Control” shall mean, after the effective date of the Plan, the occurrence of any one or more of the events described below, except that in no event shall an initial public offering constitute a Change in Control:

(a)             Any Person, other than the Company or the Westaim Corporation or any of their affiliates, becomes the owner or beneficial owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total fair market value or total voting power of the Company’s then outstanding securities;

(b)            During any period of twelve (12) consecutive months, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election by the Board or the nomination for election by the Shareholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the twelve (12)-month period or whose election or nomination for election was previously so approved;

(c)             The Shareholders approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation where the shareholders prior to the transaction retain at least fifty percent (50%) of the voting power of the new entity; provided, however, that a merger or consolidation effected to implement a Reorganization in which no Person acquires more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control of the Company; or

(d)             The Shareholders approve an agreement for the sale or disposition by the Company of all or substantially all of the value of the Company's assets over a twelve (12)-month period or less, other than such a sale or disposition to an entity that is controlled by the Shareholders.

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3.11    “Chief Executive Officer” or “CEO” shall mean the chief executive officer of the Company, except that such term shall mean the Board if no such chief executive officer is currently in office.

3.12    “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any applicable Treasury regulations promulgated thereunder.

3.13    “Committee” shall mean the Compensation Committee appointed by the Board to administer the Plan, or, in the absence of a Compensation Committee, it shall mean the Board.

3.14    “Company” shall mean Skyward Specialty Insurance Group, Inc. and any successor thereof.

3.15    “Constructive Termination” for the purposes of this Long-Term Incentive Plan only, shall mean the occurrence of any of the following actions or omissions by the Company or any Affiliate with respect to a Participant without the prior written consent of such Participant:

(a)             a material diminution in the Participant’s authority, duties, or responsibilities;

(b)             a material diminution in the authority, duties, or responsibilities of the supervisor to whom the Participant is required to report, including a requirement that the CEO report to an Employee instead of reporting directly to the Board of Directors;

(c)             a material reduction in the Participant’s base compensation;

(d)             a material reduction in the amount of incentive compensation the Participant is eligible to receive under the Plan, provided that the dollar amount of the reduction would constitute a material reduction in the Participant’s base compensation if deducted therefrom and provided further that a mere reduction in the Book Value per Share shall not constitute a material reduction in incentive compensation; or

(e)              a change in the Participant’s principal place of employment, at the direction of the Company, to a location that is more than 50 miles from the prior principal work location; in each case provided that the Participant has given the Company written notice of the particular circumstances that constitute the grounds on which the purported Constructive Termination is based and a period of thirty (30) days after receiving such notice to cure such grounds; and provided further that the Company or Affiliate, as the case may be, has failed to cure such grounds within such thirty (30)-day period, and the Participant has Separated from Service immediately following such thirty (30)-day period.

3.16    “Director” shall mean a member of the Company’s or its Affiliates’ Board of Directors.

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3.17    “Disability” shall mean inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment as determined by the Company’s long-term disability insurance carrier.

3.18    “Dividend Equivalent Right” shall mean a credit, made at the sole discretion of the Committee, to the account of a Participant in an amount equal to the value of dividends paid on one Share for each Share represented by an Award held by such Participant.

3.19    “Double Trigger Event” shall mean the occurrence of one of the following within twenty-four (24) months after a Change in Control: (1) Separation from Service of a Participant by the Company without Cause; or (2) a Constructive Termination of a Participant’s employment.

3.20    “Effective Date” shall mean November 15, 2020.

3.21    “Employee” shall mean any person, including an officer, who is a common law employee of and receives remuneration for personal services to the Company or any participating Affiliate. A person shall not be considered an “Employee” unless the person is included on the official human resources database as an employee.

3.22    “Long-Term Performance Cash” shall mean a cash amount, receipt of which is subject to certain restrictions, including a requirement of continuous service for a period of time, which is adjustable, up or down, based on an overall assessment of Company performance and a relative assessment of performance of the Participant’s line of business with respect to all other Company lines of business.

3.23    “Participant” shall mean an individual who is eligible to receive an Award in accordance with Section 6.

3.24    “Performance Period” shall mean the individual calendar year periods (or partial year periods for mid-term Participants) within the Award Period.

3.25    “Performance Shares” shall mean the right to receive Shares, subject to certain specified restrictions, including a requirement of continuous service for a period of time, which is adjustable, up or down, based on attainment of established performance measures of the Company.

3.26    “Performance Units” shall mean a notional unit representing the right to a specific dollar amount per unit, as established in the Award Agreement, subject to certain restrictions, including a requirement for continuous service for a period of time, which are adjustable, up or down, based on attainment of established performance measures.

3.27    “Person” shall mean an individual, partnership, joint venture, corporation, trust, limited liability company, estate or other entity or organization.

3.28    “Plan” shall mean this Skyward Specialty Insurance Group, Inc. Long-Term Incentive Plan, as set forth herein and as may be amended from time to time.

3.29    “Plan Year” shall mean the fiscal year of the Company, which as of the Effective Date is the calendar year.

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3.30    “Pro-Rata Percentage” shall mean the percentage calculated by dividing (a) the number of days from the beginning of the Award Period to date of the Separation from Service, by (b) the number of days in the Award Period.

3.31    “Reorganization” shall mean a reorganization or recapitalization of the Company or a similar transaction with respect to the Company.

3.32    “Restricted Shares” shall mean Shares which are subject to restrictions, including a requirement of continuous service for a period of time or other substantial risk of forfeiture.

3.33    “Restricted Stock Units” shall mean the right to receive Shares (or, in certain circumstances provided in this Plan or an applicable Award Agreement, cash) which is subject to a distribution schedule and/or restrictions, including a requirement of continuous service for a period of time or risk of forfeiture.

3.34    “Separates from Service” or “Separation from Service” means a Participant’s death, retirement or other termination of employment with the Company and its applicable Affiliates, except that the employment relationship is treated as continuing intact while the Participant is on military leave, sick leave, or other bona fide leave of absence if the period of such leave does not exceed six (6) months, or if longer, so long as the Participant retains a right to reemployment with the Company or Affiliate under an applicable statute or by contract; provided, however, that a separation from service will not have occurred if the Participant ceases to provide services as an employee but continues to provide service as an independent contractor, unless the level of bona fide services the Participant would perform after ceasing to be an employee would permanently decrease to no more than 20 percent (20%) of the average level of bona fide services performed (whether as an employee or an independent contractor) over the immediately preceding thirty-six (36)-month period (or the full period of services if the Participant has been providing services to the Company or an Affiliate for less than 36 months), excluding services as a non-Employee Director.

3.35    “Shares” means shares of the Company's common stock and any shares of capital stock or other securities of the Company hereafter issued or issuable upon, in respect of or in substitution or exchange for such shares.

3.36    “Unit” shall mean a base phantom or notional unit representing the right to an amount in United States dollars, or Company stock, as of a specified date as defined by the applicable Award Agreement, which base phantom or notional unit may be adjusted up or down, as in the case of Performance Units or Restricted Share Units.

4.                  Administration of the Plan

4.1       Committee. The Plan shall be administered and interpreted by the Committee in its discretion.

4.2       Awards. Subject to the provisions of the Plan and directions from the Board, the Committee is authorized to and has the complete power and discretion to administer the Plan and undertake all actions provided for it under the Plan, including the power and discretion to:

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(a)               determine the Participants to whom Awards are to be granted;

(b)              determine the types and combinations of Awards to be granted; the number of Units or Shares to be covered by the Award; the terms, performance criteria, Performance Period or other conditions, vesting periods or any restrictions for an Award; the time or times when the Award shall be granted and exercised (paid); any vesting acceleration or waiver of forfeiture or repurchase restrictions; and any other terms and conditions of an Award, including, without limitation, provisions requiring the forfeiture of Awards and/or gains from Awards if a Participant is terminated for Cause or if a Participant or former Participant violates any applicable affirmative or negative covenants regarding confidentiality, non-solicitation or such other matters as are specified in an Award Agreement or other agreement or policy applicable to the Participant;

(c)               conclusively interpret the provisions of the Plan and any agreement, instrument, or other document relating to the Plan;

(d)              reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any agreement, instrument, or other document relating to the Plan;

(e)              prescribe, amend and rescind the rules and regulations relating to the Plan or make individual decisions as questions arise, or both;

(f)               authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously approved by the Committee;

(g)               impose such restrictions, conditions or limitations as it determines appropriate with respect to Awards granted under the Plan;

(h)               rely upon Employees, consultants, and agents of the Company for such clerical and record keeping duties as may be necessary in connection with the administration of the Plan;

(i)               determine whether an individual (including an Employee on leave or other inactive status) has Separated from Service for purposes of the Plan;

(j)                make decisions with respect to outstanding Awards that may become necessary upon a Double Trigger Event or an event that triggers anti-dilution adjustments;

(k)              determine the date of any breach of a non-solicitation or confidentiality covenant respecting a Participant; and

(l)                make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. However, the Committee (if separate from the Board) may not exercise any right or power reserved to the Board.

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4.3    Procedures. The CEO will make nominations and recommendations to the Committee for Awards for the year, which the Committee will review and decide upon. All determinations of the Committee shall be made by a majority of its members. All questions of interpretation and application of the Plan or pertaining to any question of fact or Award granted hereunder shall be decided by the Committee, whose decision shall be final, conclusive and binding upon the Company and each other affected party. No Committee member shall act as a member of the Committee with respect to any dispute or matter specifically involving the Committee member. If the Committee is unable to act (because a majority of its members are disqualified from acting or abstain from acting) with respect to a matter, the Board shall assume the authority and responsibility of the Committee with respect to such matter.

4.4       Delegation by the Committee. The Committee may delegate to one or more individuals, pursuant to a written delegation, the day-to-day administration of the Plan and any of the functions assigned to it in this Plan, except that any such delegation shall not include the Committee’s authority and responsibility to grant Awards and interpret the Plan under Sections 4.2(a)-(e). Any actions taken by any delegates of the Committee pursuant to such written delegation of authority shall be deemed to have been taken by the Committee. Such delegation may be revoked at any time.

4.5    Award Agreements.

(a)               Each Award granted under the Plan shall be evidenced by a written Award agreement (“Award Agreement”). Each Award Agreement shall be subject to and incorporate, by reference or otherwise, the applicable terms and conditions of the Plan, and any other terms and conditions, not inconsistent with the Plan, as may be imposed by the Committee, including without limitation, provisions related to the consequences of a Participant’s Separation from Service that are not inconsistent with the terms of this Plan. A copy of such Agreement shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign (or otherwise acknowledge receipt of) a copy of the Agreement or a copy of a notice of grant.

(b)              Each Participant may be required, as a condition to receiving an Award under this Plan, to enter into an agreement with the Company containing such confidentiality, non-solicitation, and/or other provisions as the Committee may adopt and approve from time to time. The provisions of any such agreement may also be included in, or incorporated by reference in, the written Award Agreement.

4.6    Indemnification. No Employee, Board member, or member of the Committee shall be liable for any action taken or omitted to be taken by such member, by any other Employee, Board member, or Committee member in connection with the performance of duties under the Plan, except for such person's own willful misconduct or as expressly provided by applicable law. Employees, Board members, and members of the Committee shall be indemnified in connection with their administration of the Plan to the fullest extent provided by applicable law and by the articles and bylaws of the Company.

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5.                  Shares and Units Subject to Plan

5.1    Limitations. The Committee may, but is not required to, establish a maximum number of Units and/or Shares with respect to which Awards may be granted under the Plan. To the extent the Committee does establish one or more maximum limits, then, subject to Section 5.2, the number of Units with respect to which Awards are available for issuance under the Plan shall be reduced by the full number of Units covered by Awards previously granted under the Plan, in each case as may be adjusted from time to time in accordance with Section 13.

5.2    Changes. To the extent that any Award for Restricted Shares or Performance Shares under the Plan shall be forfeited or cancelled, in whole or in part, or used to pay taxes as permitted by Section 16.8, then the number of shares covered by the Award may again be awarded pursuant to the provisions of the Plan without again counting against any limitation that the Committee may have specified pursuant to Section 5.1.

6.                  Eligibility

An individual shall be eligible to participate in the Plan and be considered for Awards hereunder if the individual is a non-Employee Director or is an Employee who the Committee deems, in its discretion, a senior leader, a key manager or other key individual. In making any determination as to persons to whom Awards shall be granted, the type of Award, and/or the number of Shares or Units or the amount of cash to be covered by the Award, the Committee shall consider the person’s position and responsibilities; his or her importance to the Company and its Affiliates; the duties of such person; his or her past, present and potential contributions to the growth and success of the Company and its Affiliates; and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

At the discretion of the CEO and with the Committee’s approval, individuals who the Committee deems eligible mid-year (whether by mid-year hire, appointment, promotion or otherwise resulting in eligibility under the Plan), may participate in the current year’s Awards if the hiring or promotion occurs prior to the end of the third quarter. Any mid-year recipient’s Award can be made without proration and will, by its terms, have a vesting requirement of less than the full vesting requirement of the year’s Awards.

A Participant selected to receive an Award shall have a reasonable period of time within which to accept or reject the offered Award. Failure to accept within the period so fixed by the Committee may be treated as a rejection.

7.                  Restricted Shares

7.1    Grants. The Committee may grant Awards of Restricted Shares for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

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7.2    Terms and Conditions. The Committee, in its sole discretion, may specify any particular rights which the person to whom an Award of Restricted Shares is made shall have in the Restricted Shares during the restriction period and the restrictions applicable to the particular Award, the vesting schedule (which may be based on service, performance or other factors) and rights to acceleration of vesting (including, without limitation, whether vesting, forfeiture or other terms or conditions in addition to those stated herein will apply to the Award upon Separation from Service). The Committee shall also determine when the restrictions shall lapse or expire and the conditions, if any, under which the Restricted Shares will be forfeited or sold back to the Company. Each Award of Restricted Shares may have different restrictions and conditions. The Committee, in its discretion, may prospectively change the restriction period and the restrictions applicable to any particular Award of Restricted Shares. Unless otherwise set forth in the Plan, Restricted Shares may not be disposed of by the recipient until the restrictions specified in the Award Agreement expire.

7.3    Awards and Certificates. Any Restricted Shares issued hereunder may be evidenced in such manner as the Committee, in its sole discretion, shall deem appropriate including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Restricted Shares awarded hereunder, such certificates shall bear an appropriate legend with respect to the restrictions applicable to such Award. The Company may retain, at its option, the physical custody of any stock certificates representing any awards of Restricted Shares during the restriction period or require that the Restricted Shares be placed in escrow or trust, along with a stock power endorsed in blank, until all restrictions are removed or expire.

7.4    Shareholder and/or Proxy Agreement. In connection with and as a condition to the grant of Restricted Shares, the Participant will be required to become a party to the Company’s shareholder agreement. The shareholder agreement may contain restrictions on the transferability of the Shares (such as a right of first refusal or a prohibition on transfer), and such Shares may be subject to tag-along rights and drag-along rights of the Company and certain of its investors and repurchase rights of the Company. The shareholder agreement may also cross-reference, incorporate or refer to provisions of this Plan or an Award Agreement, which provisions shall be enforceable under the shareholder agreement as if stated therein (in addition and not in lieu of such provision’s enforceability under this Plan or the Award Agreement). In addition, the Participant may be required to execute a voting proxy agreement with respect to such Shares in favor of the Company or a third party, which may be effective during the period of restriction or some other period of time.

7.5    Clawback upon Breach of Non-Solicitation or Confidentiality Covenants. As provided in Section 4.5, each Participant may be required to enter into an agreement with the Company containing such confidentiality, non-solicitation, and/or other provisions as the Committee may adopt and approve from time to time. If the Committee determines that a Participant has breached such agreement: (i) all of a Participant’s vested and unvested Shares received, awarded, vested or granted pursuant to Restricted Share Awards shall immediately be cancelled; (ii) upon cancellation the Participant shall have no further rights under or to such Shares; and (iii) the Participant shall, within ten (10) days of notice of the Committee’s determination of such breach, surrender certificates evidencing any such Shares not in the Company’s custody or control. These clawback rights are in addition to, and not in substitution of, any rights of repurchase or other recoupment rights the Company may have.

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7.6    Separation from Service. To the extent not otherwise provided in a Restricted Share Award Agreement, the following terms apply:

(a)              Death or Disability. In the event that a Participant Separates from Service due to death or Disability: (i) all unvested Restricted Shares of such Participant shall be cancelled, the certificates evidencing unvested Restricted Shares not in the custody or control of the Company shall be surrendered to the Company, and instead the Company shall settle such Awards as soon as reasonably practicable but in any event by the 15th day of the third month following the end of the year in which the Participant Separates from Service due to death or Disability by making a cash payment equal to the product of (A) the number of unvested Restricted Stock Units, prorated by the number of full or partial months in the Award Period at the time of the Participant’s Separation from Service due to death or Disability, and (B) the Book Value Per Share in effect at such time; and, assuming there is no public market for the Shares, (ii) the Company shall repurchase, and the Participant or his/her estate shall sell, all Shares issued in settlement of the Participant’s vested Restricted Stock Unit Awards at the Book Value Per Share in effect as of the Participant’s Separation from Service due to death or Disability, with the closing on such repurchase to occur on a date determined by the Committee in its discretion, not to exceed six (6) months following the Participant’s Separation from Service due to death or Disability, or such other time as is established in the shareholder’s agreement. As a closing condition to the Company repurchase provided in clause (ii), the Company may require from the Participant or his/her executor or legal representative a general release of the Company, its Affiliates and their employees, officers and directors, in form and substance reasonably satisfactory to the Committee.

(b)              Double-Trigger Event. In the event that a Participant experiences a Double-Trigger Event, all restrictions provided in the Participant’s Restricted Share Award Agreements will lapse and any unvested Restricted Shares then outstanding shall then vest. Further, if there is no public market for the Shares, a Participant may offer to sell all or any portion of his/her vested Restricted Shares by submitting, at least one year in advance of sale date, an irrevocable written offer to the CEO (or in the case of the CEO, the Committee) to sell a specified number of vested Shares. If accepted, such Shares will be purchased by the Company at the Book Value Per Share in effect as of the date that is twelve (12) months following receipt of the request, with the closing on such repurchase to occur on a date determined by the Committee in its discretion, not to exceed fourteen (14) months following receipt of the request.

(c)               Sale or Closure of a Business Unit. In the event that the Company divest of or winds-down substantially all of the operations of Participant’s Business Unit (by actions of Persons other than Participant) during the Award Period prior to the settlement of the Award, (i) if the Participant Separates from Service with the Company but is employed by the purchaser of the Business Unit or its assets and the purchaser has a comparable incentive plan in which Participant will participate, all unvested Restricted Shares shall be cancelled, the certificates evidencing the unvested Restricted Shares not in the custody or control of the Company shall be surrendered to the Company, and the Participant shall have no further rights under or to the unvested Restricted Shares; or (ii) if the Participant Separates from Service due to the sale or closure or the Participant continues employment with the Purchaser and no comparable incentive plan is offered to the employee, then (y) a portion of the Restricted Shares shall vest, such portion calculated by multiplying the Awarded Restricted Shares by the Pro-Rata Percentage; and (z) all other unvested Restricted Shares of such Participant shall be cancelled, the certificates evidencing unvested Restricted Shares not in the custody or control of the Company shall be surrendered to the Company, and upon cancellation the Participant shall have no further rights under or to unvested Restricted Shares. If there is no public market for the Shares, a Participant may offer to sell all or any portion of his/her currently vesting, or previously vested, Restricted Shares by submitting, at least one year in advance of sale date, an irrevocable written offer to the CEO (or in the case of the CEO, the Committee) to sell a specified number of vested Shares. If accepted, such Shares will be purchased by the Company at the Book Value Per Share in effect as of the date that is twelve (12) months following receipt of the request, with the closing on such repurchase to occur on a date determined by the Committee in its discretion, not to exceed fourteen (14) months following receipt of the request.

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(d)       All Other Separations from Service. In the event that a Participant Separates from Service due to any reason other than those specified in the foregoing subparagraphs of this Section 7.6: (i) all unvested Restricted Shares of such Participant shall be cancelled, the certificates evidencing unvested Restricted Shares not in the custody or control of the Company shall be surrendered to the Company, and upon cancellation the Participant shall have no further rights under or to unvested Restricted Shares; and (ii) if there is no public market for the Shares, a Participant may offer to sell all or any portion of his/her vested Restricted Shares by submitting, at least one year in advance of sale date, an irrevocable written offer to the CEO (or in the case of the CEO, the Committee) to sell a specified number of vested Shares. If accepted, such Shares will be purchased by the Company at the Book Value Per Share in effect as of the date that is twelve (12) months following receipt of the request, with the closing on such repurchase to occur on a date determined by the Committee in its discretion, not to exceed fourteen (14) months following receipt of the request.

8.                  Restricted Stock Units

8.1    Grants. The Committee may grant Awards of Restricted Stock Units for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

8.2    Terms and Conditions. The Committee, in its sole discretion, may specify the terms and conditions of Restricted Stock Units at the time of the grant and may include provisions applicable to the particular Award, the vesting schedule (which may be based on service, performance or other factors) and rights to acceleration of vesting (including, without limitation, whether unvested Restricted Stock Units are forfeited or vested upon Separation from Service). The Committee shall also determine when the restrictions shall lapse or expire and the conditions, if any, under which Restricted Stock Units will be forfeited or Shares issued in settlement of Restricted Stock Units sold back to the Company. Each Award of Restricted Stock Units may have different restrictions and conditions. The Committee, in its discretion, may prospectively change the restriction period and the restrictions applicable to any particular Award of Restricted Stock Units. All Restricted Stock Units are personal and non-assignable.

8.3    Settlement. Restricted Stock Unit Awards will be settled in Shares or, under circumstances provided for in the Award Agreement or this Article 8, cash, or any combination thereof as the Committee may determine, and the consideration for the issuance of the Restricted Stock Units may be the achievement of the vesting schedule. Settlement shall occur within a reasonable period of time after the Committee has so certified, but in any event by the 15th day of the third month following the end of the year in which the Restricted Stock Unit Award is no longer subject to a substantial risk of forfeiture.

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8.4    Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right as a component of a Restricted Stock Unit Award, and, in general, each such holder of a Dividend Equivalent Right that is outstanding on a dividend record date for the Company's common stock shall be credited with an amount equal to the cash or stock dividends or other distributions that would have been received had the Shares issuable under the Restricted Stock Unit Award been issued and outstanding on the dividend record date. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may accrue currently or may be deemed to be reinvested in additional Restricted Stock Units (which may thereafter accrue additional Dividend Equivalent Rights). Any such reinvestment shall be at the Book Value Per Share in effect at the time thereof. Dividend Equivalent Rights may be settled in cash or Shares, or a combination thereof. Dividend Equivalent Rights that are a component of a Restricted Stock Unit Award shall be settled concurrently with the Restricted Stock Units to which they relate and shall expire or be forfeited or annulled under the same conditions as such Restricted Stock Unit Award.

8.5    Shareholder and/or Proxy Agreement. In connection with and as a condition to the vesting and settlement of a Restricted Stock Unit Award, the Participant will be required to become a party to the Company’s shareholder agreement. The shareholder agreement may contain restrictions on the transferability of the Shares (such as a right of first refusal or a prohibition on transfer), and such Shares may be subject to tag-along rights and drag-along rights of the Company and certain of its investors and repurchase rights of the Company. The shareholder agreement may also cross-reference, incorporate or refer to provisions of this Plan or an Award Agreement, which provisions shall be enforceable under the shareholder agreement as if stated therein (in addition and not in lieu of such provision’s enforceability under this Plan or the Award Agreement). In addition, the Participant may be required to execute a voting proxy agreement with respect to such Shares in favor of the Company or a third party, which may be effective during the period of restriction or some other period of time.

8.6    Forfeiture and Clawback upon Breach of Non-Solicitation or Confidentiality Covenants. As provided in Section 4.5, each Participant may be required to enter into an agreement with the Company containing such confidentiality, non-solicitation, and/or other provisions as the Committee may adopt and approve from time to time. If the Committee determines that a Participant has breached such agreement: (i) all unvested or unsettled Restricted Stock Unit Awards respecting the Participant will be forfeited; (ii) all Dividend Equivalent Rights and credits granted under Dividend Equivalent Rights shall be forfeited; (iii) all Shares vested or issued in settlement of Restricted Stock Unit Awards shall immediately be cancelled, and upon cancellation the Participant shall have no further rights under or to such Shares; and (iv) the Participant shall, within ten (10) days of notice of the Committee’s determination of such breach, surrender any certificates evidencing such Shares not in the Company’s custody or control and repay all cash payable or paid in settlement of Restricted Stock Unit Awards. These forfeiture and clawback rights are in addition to, and not in substitution of, any rights of repurchase or other recoupment rights the Company may have.

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8.7    Separation from Service. To the extent not otherwise provided in a Restricted Stock Unit Award Agreement, the following terms apply:

(a)              Death or Disability. In the event that a Participant Separates from Service due to death or Disability: (i) all unvested or unsettled Restricted Stock Units of such Participant, all Dividend Equivalent Rights and all credits granted under Dividend Equivalent Rights shall be forfeited, and instead the Company shall settle such Awards as soon as reasonably practicable but in any event by the 15th day of the third month following the end of the year in which the Participant Separates from Service due to death or Disability by making a cash payment equal to the product of (A) the number of unvested Restricted Stock Units, prorated by the number of full or partial months in the Award Period at the time of the Participant’s Separation from Service due to death or Disability, and (B) the Book Value Per Share in effect at such time; plus any credits from the Dividend Equivalent Rights; and, (ii) if there is no public market for the Shares, the Company shall repurchase, and the Participant or his/her estate shall sell, all Shares issued in settlement of the Participant’s vested Restricted Stock Unit Awards at the Book Value Per Share in effect as of the Participant’s Separation from Service due to death or Disability, with the closing on such repurchase to occur on a date determined by the Committee in its discretion, not to exceed six (6) months following the Participant’s Separation from Service due to death or Disability, or such other time as is established in the shareholder’s agreement. As a condition precedent to the cash settlement provided in clause (i), and as a closing condition to the Company repurchase provided in clause (ii), the Company may require from the Participant or his/her executor or legal representative a general release of the Company, its Affiliates and their employees, officers and directors, in form and substance reasonably satisfactory to the Committee.

(b)              Double-Trigger Event. In the event that a Participant experiences a Double-Trigger Event, all restrictions provided in the Participant’s Restricted Stock Unit Award Agreements will lapse, performance measures will be deemed met, and his/her Restricted Stock Unit Awards will be settled in Shares as provided in Section 8.3. Further, if there is no public market for the Shares, a Participant may offer to sell all or any portion of his/her vested Restricted Stock Units by submitting, at least one year in advance of sale date, an irrevocable written offer to the CEO (or in the case of the CEO, the Committee) to sell a specified number of vested Shares. If accepted, such Shares will be purchased by the Company at the Book Value Per Share in effect as of the date that is twelve (12) months following receipt of the request, with the closing on such repurchase to occur on a date determined by the Committee in its discretion, not to exceed fourteen (14) months following receipt of the request.

(c)               Sale or Closure of a Business Unit. In the event that the Company divest of or winds-down substantially all of the operations of Participant’s Business Unit (by actions of Persons other than Participant) during the Award Period prior to the settlement of the Award, (i) if the Participant Separates from Service with the Company but is employed by the purchaser of the Business Unit or its assets and the purchaser has a comparable incentive plan in which employee will participate, all unvested and unsettled Restricted Stock Units of the Participant and all associated Dividend Equivalent Rights shall be forfeited; or (ii) if the Participant Separates from Service due to the Business Unit’s sale or closure or the Participant continues employment with the purchaser and no comparable incentive plan is offered to the employee, then (y) a portion of the Restricted Share Units shall vest, such portion calculated by multiplying the Awarded Restricted Share Units by the Pro-Rata Percentage, and settlement in Shares as provided in Section 8.3; and (z) all other unvested or unsettled Restricted Stock Units of such Participant, and all associated Dividend Equivalent Rights and all credits granted under Dividend Equivalent Rights shall be forfeited. If there is no public market for the vested Shares, a Participant may offer to sell all or any portion of his/her currently vesting or previously vested Restricted Shares Units by submitting, at least one year in advance of sale date, an irrevocable written offer to the CEO (or in the case of the CEO, the Committee) to sell a specified number of vested Shares. If accepted, such Shares will be purchased by the Company at the Book Value Per Share in effect as of the date that is twelve (12) months following receipt of the request, with the closing on such repurchase to occur on a date determined by the Committee in its discretion, not to exceed fourteen (14) months following receipt of the request.

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(d)       All Other Separations from Service. In the event that a Participant Separates from Service due to any reason other than those specified in the foregoing subparagraphs of this Section 8.7: (i) all unvested or unsettled Restricted Stock Units of such Participant, all Dividend Equivalent Rights and all credits granted under Dividend Equivalent Rights shall be forfeited; and (ii) if there is no public market for the Shares, a Participant may offer to sell all or any portion of his/her vested Restricted Shares Units by submitting, at least one year in advance of sale date, an irrevocable written offer to the CEO (or in the case of the CEO, the Committee) to sell a specified number of vested Shares. If accepted, such Shares will be purchased by the Company at the Book Value Per Share in effect as of the date that is twelve (12) months following receipt of the request, with the closing on such repurchase to occur on a date determined by the Committee in its discretion, not to exceed fourteen (14) months following receipt of the request.

9.                  Performance Shares

9.1    Grants. The Committee may grant Performance Share Awards to any Participant for no cash consideration, for such minimum consideration as may be required by applicable law or for such other consideration as may be specified at the time of the grant.

9.2    Terms and Conditions. The terms and conditions of Performance Share Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the performance criteria to be achieved during a performance period, the criteria used to determine vesting (including the acceleration thereof), whether Performance Share Awards are forfeited or vest upon termination of employment or service during a performance period and the maximum or minimum settlement values. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee. Each Performance Award shall have its own terms and conditions, which shall be determined at the discretion of the Committee. Each Performance Share Award may have different terms and conditions. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company's business, operations, corporate structure or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the Performance Period.

9.3    Settlement. Performance Share Awards will be settled in Shares or, under circumstances provided for in the Award Agreement, cash, or any combination thereof as the Committee may determine, and the consideration for the issuance of the Shares may be the achievement of the performance objective established at the time of the grant of the Performance Share Award. The Committee shall determine whether any applicable performance goals have been met and, if they have, shall so certify prior to the issuance of any Shares in settlement of Performance Share Award. No Performance Share Award for any Performance Period shall vest until such certification is made by the Committee. Settlement shall occur within a reasonable period of time after the Committee has certified the achievement of the performance objective, but in any event by the 15th day of the third month following the end of the year in which the Performance Share Award is no longer subject to a substantial risk of forfeiture.

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9.4    Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right as a component of a Performance Share Award, and, in general, each such holder of a Dividend Equivalent Right that is outstanding on a dividend record date for the Company's common stock shall be credited with an amount equal to the cash or stock dividends or other distributions that would have been received had the Shares covered by the Performance Share Award been issued and outstanding on the dividend record date. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may accrue currently or may be deemed to be reinvested in additional Performance Shares (which may thereafter accrue additional Dividend Equivalent Rights). Any such reinvestment shall be at the Book Value Per Share at the time thereof. Dividend Equivalent Rights may be settled in cash or Shares, or a combination thereof. Dividend Equivalent Rights that are a component of a Performance Share Award shall be settled concurrently with the Performance Shares to which they relate and shall expire or be forfeited or annulled under the same conditions as such Performance Share Award.

9.5    Shareholder and/or Proxy Agreement. In connection with and as a condition to the vesting and settlement of a Performance Share Award, the Participant will be required to become a party to the Company’s shareholder agreement. The shareholder agreement may contain restrictions on the transferability of the Shares (such as a right of first refusal or a prohibition on transfer), and such Shares may be subject to tag-along rights and drag-along rights of the Company and certain of its investors and repurchase rights of the Company. In addition, the Participant may be required to execute a voting proxy agreement with respect to such Shares in favor of the Company or a third party, which may be effective during the period of restriction or some other period of time.

9.6    Forfeiture and Clawback upon Breach of Non-Solicitation or Confidentiality Covenants. As provided in Section 4.5, each Participant may be required to enter into an agreement with the Company containing such confidentiality, non-solicitation, and/or other provisions as the Committee may adopt and approve from time to time. If the Committee determines that a Participant has breached such agreement: (i) all unvested or unsettled Performance Share Awards respecting the Participant will be forfeited; (ii) all Dividend Equivalent Rights and credits granted under Dividend Equivalent Rights shall be forfeited; (iii) all Shares issued in settlement of Performance Share Awards shall immediately be cancelled, and upon cancellation the Participant shall have no further rights under or to such Shares; and (iv) the Participant shall, within ten (10) days of notice of the Committee’s determination of such breach, surrender any certificates evidencing such Shares not in the Company’s custody or control and repay all cash paid in settlement of Performance Share Awards. These forfeiture and clawback rights are in addition to, and not in substitution of, any rights of repurchase or other recoupment rights the Company may have.

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9.7    Separation from Service. To the extent not otherwise provided in a Performance Share Award Agreement, the following terms apply:

(a)               Death or Disability. In the event that a Participant Separates from Service due to death or Disability: (i) all unvested or unsettled Performance Shares of such Participant, all Dividend Equivalent Rights and all credits granted under Dividend Equivalent Rights shall be forfeited, and instead the Company shall settle such Awards by making a cash payment equal to the product of (A) the target number of Performance Shares, prorated by the number of full or partial months in the Award Period at the time of the Participant’s Separation from Service due to death or Disability, and (B) the Book Value Per Share in effect at such time, settled in accordance with Section 9.3, plus; any credits from the Dividend Equivalent Rights; and (ii) if there is no public market for the Shares, the Company shall repurchase, and the Participant or his/her estate shall sell, all Shares issued to the Participant in settlement of vested Performance Share Awards at the Book Value Per Share in effect as of the Participant’s Separation from Service due to death or Disability, with the closing on such repurchase to occur on a date determined by the Committee in its discretion, not to exceed six (6) months following the Participant’s Separation from Service due to death or Disability, or such other time as is established in the shareholder’s agreement. As a condition precedent to the cash settlement provided in clause (i), and as a closing condition to the Company repurchase provided in clause (ii), the Company may require from the Participant or his/her executor or legal representative a general release of the Company, its Affiliates and their employees, officers and directors, in form and substance reasonably satisfactory to the Committee.

(b)               Double-Trigger Event. In the event that a Participant experiences a Double-Trigger Event, all unvested or unsettled Performance Shares of such Participant, all Dividend Equivalent Rights and all credits granted under Dividend Equivalent Rights shall be forfeited, and instead the Company shall settle such Awards by making a cash payment equal to the product of (A) the target number of Performance Shares and (B) the greater of (i) the Book Value Per Share in effect at such time or at the time of the Participant’s Grant or (ii) the Book Value Per Share in effect at the time of the Participant’s Separation from Service, plus; any credits from the Dividend Equivalent Rights, settled in accordance with Section 9.3; provided that any payment may be adjusted to ensure full deductibility of such payment. Further, if there is no public market for the Shares, a Participant may offer to sell all or any portion of his/her vested Performance Shares Units by submitting, at least one year in advance of sale date, an irrevocable written offer to the CEO (or in the case of the CEO, the Committee) to sell a specified number of vested Shares. If accepted, such Shares will be purchased by the Company at the Book Value Per Share in effect as of the date that is twelve (12) months following receipt of the request, with the closing on such repurchase to occur on a date determined by the Committee in its discretion, not to exceed fourteen (14) months following receipt of the request.

(c)                Sale or Closure of a Business Unit. In the event that the Company divest of or winds-down substantially all of the operations of Participant’s Business Unit (by actions of Persons other than Participant) during the Award Period prior to the settlement of the Award, (i) if the Participant Separates from Service with the Company but is employed by the purchaser of the Business Unit or its assets and the purchaser has a comparable incentive plan in which employee will participate, all unvested and unsettled Performance Shares of the Participant and all associated Dividend Equivalent Rights shall be forfeited; or (ii) if the Participant Separates from Service due to the Business Unit’s sale or closure or the Participant continues employment with the purchaser and no comparable incentive plan is offered to the employee, then (y) a portion of the Performance Shares shall vest, such portion calculated by multiplying the Awarded Performance Shares by the Pro-Rata Percentage, with such Shares settled by making a cash payment equal to the product of (A) the target number of Performance Shares vested in accordance with this section 9.7(c), and (B) the greater of (x) the Book Value Per Share in effect at such time or at the time of the Participant’s Grant or (y) the Book Value Per Share in effect at the time of the Participant’s Separation from Service, plus; any credits from the Dividend Equivalent Rights, settled in accordance with Section 9.3; provided that any payment may be adjusted to ensure full deductibility of such payment; and (z) all other unvested or unsettled Performance Shares of such Participant, and all associated Dividend Equivalent Rights and all associated credits granted under Dividend Equivalent Rights shall be forfeited. If there is no public market for the Shares, a Participant may offer to sell all or any portion of his/her currently vesting or previously vested Performance Shares by submitting, at least one year in advance of sale date, an irrevocable written offer to the CEO (or in the case of the CEO, the Committee) to sell a specified number of vested Shares. If accepted, such Shares will be purchased by the Company at the Book Value Per Share in effect as of the date that is twelve (12) months following receipt of the request, with the closing on such repurchase to occur on a date determined by the Committee in its discretion, not to exceed fourteen (14) months following receipt of the request.

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(d)       All Other Separations from Service. In the event that a Participant Separates from Service due to any reason other than those specified in the foregoing subparagraphs of this Section 9.7: (i) all unvested or unsettled Performance Shares, all Dividend Equivalent Rights and all credits granted under Dividend Equivalent Rights shall be forfeited; and (ii) if there is no public market for the Shares, a Participant may offer to sell all or any portion of his/her vested Performance Shares Units by submitting, at least one year in advance of sale date, an irrevocable written offer to the CEO (or in the case of the CEO, the Committee) to sell a specified number of vested Shares. If accepted, such Shares will be purchased by the Company at the Book Value Per Share in effect as of the date that is twelve (12) months following receipt of the request, with the closing on such repurchase to occur on a date determined by the Committee in its discretion, not to exceed fourteen (14) months following receipt of the request.

10.                  Performance Units

10.1    Grants. The Committee may grant Performance Unit Awards in such target numbers as it determines, which target shall be stated in the applicable Award Agreement. The terms and conditions of the Performance Unit Awards shall be specified by the Award Agreement.

10.2    Terms. The terms and conditions of Performance Unit Awards shall be specified at the time of the grant and may include, at the discretion of the Committee, provisions establishing the performance period, the performance criteria to be achieved during a performance period, the criteria used to determine vesting (including the acceleration thereof), whether Performance Unit Awards are forfeited or vest upon termination of employment or service during a performance period and the maximum or minimum settlement values. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee. Each Performance Unit Award shall have its own terms and conditions, which shall be determined at the discretion of the Committee. Each Performance Unit Award may have different terms and conditions. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the Performance Period.

10.3    Payment. Performance Unit Awards will be paid in cash. Upon satisfaction of the Award vesting requirements and certification by the Committee of applicable performance factors, the number of performance-adjusted Performance Units will be calculated as the product of the target number of Performance Units and the performance factor certified by the Committee. Generally, and subject to the terms of the Performance Unit Award Agreement, the cash payment to be made to the Participant shall be equal to the product of the performance-adjusted Performance Units and the value of each Unit, which will be paid in a reasonable period of time after certification by the Committee, but in any event by the 15th day of the third month following the end of the year in which the Performance Unit cash payment is no longer subject to a substantial risk of forfeiture.

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10.4    No Rights as a Shareholder; No Limit on Company Transactions. Units are not Shares or other equity interests in the Company or any participating Affiliate. A Participant receiving an Award of Performance Units shall have none of the rights of a shareholder or owner of equity interests in the Company or any participating Affiliate with respect to Units covered by an Award. The Plan and the grant of a Performance Unit Award pursuant to the Plan shall not affect in any way the right or power of the Company or any of its Affiliates to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

10.5    Forfeiture and Clawback upon Breach of Non-Solicitation or Confidentiality Covenants. As provided in Section 4.5, each Participant may be required to enter into an agreement with the Company containing such confidentiality, non-solicitation, and/or other provisions as the Committee may adopt and approve from time to time. If the Committee determines that a Participant has breached such agreement: (i) all unvested or unsettled Performance Unit Awards respecting the Participant will be forfeited; and (ii) the Participant shall, within ten (10) days of notice of the Committee’s determination of such breach, repay all cash paid in settlement of Performance Unit Awards within the twelve (12) months preceding the Participant’s Separation of Service. These forfeiture and clawback rights are in addition to, and not in substitution of, any rights of repurchase or other recoupment rights the Company may have.

10.6    Separation from Service. To the extent not otherwise provided in a Performance Unit Award Agreement, the following terms apply:

(a)           Death or Disability. In the event that a Participant Separates from Service due to death or Disability, all unvested or unsettled Performance Units of such Participant shall be forfeited, and instead the Company shall settle such Awards by making a cash payment equal to the Performance Unit Award target amount, prorated by the number of full or partial months in the Award Period at the time of the Participant’s Separation from Service due to death or Disability, paid in accordance with Section 10.3. As a condition precedent to this cash settlement, the Company may require from the Participant or his/her executor or legal representative a general release of the Company, its Affiliates and their employees, officers and directors, in form and substance reasonably satisfactory to the Committee.

(b)           Double-Trigger Event. In the event that a Participant experiences a Double-Trigger Event, all unvested or unsettled Performance Units of such Participant shall be forfeited, and instead the Company shall settle such Awards by making a cash payment equal to the product of (A) the target number of units granted in Performance Unit Award, and (B) the Unit value, paid in accordance with Section 10.3; provided that any payment may be adjusted to ensure full deductibility of such payment.

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(d)             Sale or Closure of a Business Unit. In the event that the Company divest of or winds-down substantially all of the operations of Participant’s Business Unit (by actions of Persons other than Participant) during the Award Period prior to the Settlement of the Award, (i) if the Participant Separates from Service with the Company but is employed by the purchaser of the Business Unit or its assets and the purchaser has a comparable incentive plan in which employee will participate, all unvested and unsettled Performance Units of the Participant shall be forfeited; or (ii) if the Participant Separates from Service due to the Business Unit’s sale or closure or the Participant continues employment with the purchaser and no comparable incentive plan is offered to the employee, then (y) a portion of the Performance Units shall vest, such portion calculated by multiplying the Performance Units by the Pro-Rata Percentage, and such vested units shall be settled by making a cash payment equal to the product of (A) the target number of units vested in accordance with this Section 10.6(c), and (B) the Unit value, paid in accordance with Section 10.3, provided that any payment may be adjusted to ensure full deductibility of such payment; (z) all other unvested or unsettled Performance Units of such Participant shall be forfeited and no additional payment made.

(e)             All Other Separations from Service. In the event that a Participant Separates from Service due to any reason other than those specified in the foregoing subparagraphs of this Section 10.6, all unvested or unsettled Performance Units shall be forfeited and no payment shall be made.

11.                  Long-Term Performance Cash

11.1    Grants. The Committee may grant Awards of Long-Term Performance Cash in a target amount it determines, which amount shall be set forth in the Award Agreement. The Committee may establish a maximum aggregate total (a “pool”) of Long-Term Performance Cash Awards for the entire Company for a particular period, which shall be apportioned among the Company’s business lines to be distributed to the Participants within the business lines. The terms and conditions of the Long-Term Performance Cash Awards shall be specified by the Award Agreement.

11.2    Terms. The Committee, in its sole discretion, may specify the restrictions applicable to the particular Award, the vesting schedule (which may be based on service, the attainment of specified performance goals or other factors), and rights to acceleration of vesting. The Committee shall also determine when the restrictions shall lapse or expire and the conditions, if any, under which the Long-Term Performance Cash will be forfeited. Each Award of Long-Term Performance Cash may have different restrictions and conditions. The Committee, in its discretion, may prospectively change the restriction period and the restrictions applicable to any particular Award of Long-Term Performance Cash.

11.3    Payment. Upon satisfaction of the Award vesting requirement and certification by the Committee of applicable performance factors, the final Long-Term Performance Cash Award will be calculated and will be paid in a reasonable period of time after certification by the Committee, but in any event by the 15th day of the third month following the end of the year in which the Long-Term Performance Cash Award is no longer subject to a substantial risk of forfeiture.

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11.4    Forfeiture and Clawback upon Breach of Non-Solicitation or Confidentiality Covenants. As provided in Section 4.5, each Participant may be required to enter into an agreement with the Company containing such confidentiality, non-solicitation, and/or other provisions as the Committee may adopt and approve from time to time. If the Committee determines that a Participant has breached such agreement, the Participant shall have no further right to receive any Long-Term Performance Cash payments, and the Participant shall, within ten (10) days of notice of the Committee’s determination of such breach, repay to the Company any amounts previously paid pursuant to Long-Term Performance Cash Awards within the twelve (12) months preceding the Participant’s Separation from Service. These forfeiture and clawback rights are in addition to, and not in substitution of, any rights of repurchase or other recoupment rights the Company may have. See notes above

11.5    Separation from Service. To the extent not otherwise provided in a Long-Term Performance Cash Award Agreement, the following terms apply:

(a)              Death or Disability. In the event that a Participant Separates from Service due to death or Disability, all of the Participant’s unsettled Long-Term Performance Cash Awards shall be forfeited, and instead the Company shall settle such Awards by making a cash payment equal to the Long-Term Performance Cash Award target amount, prorated by the number of full or partial months in the Award Period at the time of the Participant’s Separation from Service due to death or Disability, paid in accordance with Section 11.3. As a condition precedent to this cash settlement, the Company may require from the Participant or his/her executor or legal representative a general release of the Company, its Affiliates and their employees, officers and directors, in form and substance reasonably satisfactory to the Committee.

(b)              Double-Trigger Event. In the event that a Participant experiences a Double-Trigger Event, all of the Participant’s unsettled Long-Term Performance Cash Awards Units shall be forfeited, and instead the Company shall settle such Awards by making a cash payment equal to the target value of the Long-Term Performance Cash Award, paid at 100% of target, paid in accordance with Section 11.3, provided that any payment may be adjusted to ensure full deductibility of such payment.

(c)               Sale or Closure of a Business Unit. In the event that the Company divest of or winds-down substantially all of the operations of Participant’s Business Unit (by actions of Persons other than Participant) during the Award Period prior to the settlement of the Award, (i) if the Participant Separates from Service with the Company but is employed by the purchaser of the Business Unit or its assets and the purchaser has a comparable incentive plan in which employee will participate, all unvested and unsettled Long-Term Performance Cash Award Units of the Participant shall be forfeited; or (ii) if the Participant Separates from Service due to the Business Unit’s sale or closure or Participant continues employment with the purchaser and no comparable incentive plan is offered to the employee, then: (y) a portion of the Long-Term Performance Cash Award Units shall vest, such portion calculated by multiplying the Performance Units by the Pro-Rata Percentage, and such vested units shall be settled by making a cash payment equal to the target value of the Long-Term Performance Cash Award vested in accordance with this Section 11.5(c), and paid in accordance with Section 11.3, provided that any payment may be adjusted to ensure full deductibility of such payment and (z) all other unvested and unsettled Long-Term Performance Cash Award Units shall be forefeited and no further payment made.

(d)               All Other Separations from Service. In the event that a Participant Separates from Service due to any reason other than those specified in the foregoing subparagraphs of this Section 11.5, all unsettled Long-Term Performance Cash Awards shall be forfeited and no payment shall be made.

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12.              Compliance with Securities and Other Laws

In no event shall the Company be required to sell or issue Awards if the sale or issuance thereof would constitute a violation of applicable federal or state securities laws or regulations or a violation of any other law or regulation of any governmental or regulatory agency or authority or any securities exchange applicable to equity interests in the Company or any of its Affiliates.

13.              Adjustments upon Changes in Capitalization, Reorganization, or Change in Control Event

In the event the Committee determines that any distribution (whether in the form of cash, other securities, or other property), Change in Control, recapitalization, contributions to capital, split, reverse split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of the Company, issuance of warrants or other rights to purchase Company shares or other equity interests, or other similar transaction or event affects the number or value of Shares or Units such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available by grants of Awards under the Plan, then the Committee shall, in such manner as it may in its sole discretion deem equitable, adjust any or all of (i) the number and type of Shares or Units subject to outstanding Awards and the price or value of such Units or Shares; (ii) the total outstanding Units; (iii) the number of Shares and/or Units available for issuance under the Plan; and (iv) the Book Value Per Share or the manner in which the Book Value Per Share is determined.

14.              Amendment or Termination of the Plan

14.1 Amendment of the Plan. Notwithstanding anything contained in the Plan to the contrary, all provisions of the Plan may at any time or from time to time be modified or amended by the Board; provided, however, that no Award at any time outstanding under the Plan may be modified, impaired or canceled adversely to the holder of the Award without the consent of such holder.

14.2 Termination of the Plan.

(a)               The Board may suspend or terminate the Plan at any time, and such suspension or termination may be retroactive or prospective.

(b)               The termination of the Plan shall not impair or affect any Award previously granted hereunder and the rights of the holder of the Award shall remain in effect until the Award has been paid in its entirety or has expired or otherwise has been terminated in accordance with the terms of such Award.

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15.              Amendments and Adjustments to Awards

The Committee may amend, modify or terminate any outstanding Award with the Participant's consent at any time prior to payment or satisfaction of the Award in any manner not inconsistent with the terms of the Plan. The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or non-recurring events (including, without limitation, the events described in Section 13 hereof) affecting the Company, or the financial statements of the Company or any participating Affiliate, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent reduction or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determinations of value under this Section 15 shall be made by the Committee in its sole discretion.

16.              General Provisions

16.1    No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

16.2    No Right to Employment or Service. Nothing in the Plan or in any Award, nor the grant of any Award, shall confer upon or be construed as giving any Participant any right to remain in the employ or service of the Company or any Affiliate. Further, the Company and its Affiliates may at any time dismiss a Participant from employment or service, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement. No Participant, Director, Employee, or other person shall have any claim to be granted any Award, and there is no obligation for uniform treatment of Employees, Directors, Participants or Beneficiaries.

16.3    Governing Law. Except to the extent that federal law is controlling, the validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof.

16.4    Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the sole determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

22

16.5    Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

16.6    Effective Date. The Plan shall be effective as of the Effective Date after its approval by the Board effective as of such date.

16.7    Non-Transferability of Awards. All amounts payable or Shares granted under an Award constitute remuneration for personal services, and Awards and the right to payment under an Award shall not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant in any respect whatsoever, except that amounts payable under an Award may be paid to a Beneficiary in accordance with the terms of the Plan and the Award Agreement. Any assignment, alienation, pledge, attachment, transfer, or encumbrance contrary to the foregoing shall be void.

16.8    Tax Withholding. The Company and its participating Affiliates shall have the right to withhold or require separate payment of all federal, state, local or other taxes or payments with respect to any Award or payment made under the Plan. Such amounts shall be withheld or paid prior to the delivery of any amount payable under an Award subject to such withholding. To the extent permitted by the Company, such a payment may be made by a) the delivery of cash to the Company or applicable Affiliate in an amount that equals or exceeds the withholding obligation of the Company, b) authorizing the Company to withhold from any cash payment made under an Award an amount that equals or exceeds the withholding obligation of the Company; or c) authorizing the Company to withhold from the Shares granted under the Award the number of Shares of common stock as are necessary to satisfy the Company’s withholding obligation, valuing such Shares at Book Value Per Share. All determinations of withholding liability under this Section shall be made by the Company in its sole discretion and shall be binding upon the Participant and any Beneficiary.

16.9    Unfunded Plan. The Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company or any participating Affiliate and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company.

16.10   Writing Requirement. A requirement hereunder that an agreement, notice, or other instrument be written will be considered satisfied if the instrument is provided in electronic form that is approved by the Committee and that may be retained and reproduced in paper form.

16.11   Compensation Recoupment. Notwithstanding any other provisions in this Plan, any Award that is subject to recovery under any law, government regulation, Award Agreement, or other agreement will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation, Award Agreement, other agreement (or any policy adopted by the Company pursuant to any such law or government regulation).

23

17.       Compliance with Code Section 409A

17.1    Purpose and Interpretation. With respect to Participants subject to United States federal income tax, the Plan is intended to comply with applicable requirements to avoid a plan failure under Code section 409A and shall be construed and applied accordingly by the Committee.

17.2    Compliance Amendments. To the extent any provision of the Plan or any omission from the Plan would (absent this Section 17.2) cause amounts to be includable in income under Code section 409A(a)(1), the Plan shall be deemed amended to the extent necessary to comply with the requirements of Code section 409A; provided, however, that this Section 17.2 shall not apply and shall not be construed to amend any provision of the Plan to the extent this Section 17.2 or any amendment required thereby would itself cause any amounts to be includable in income under Code section 409A(a)(1).

17.3    Timing of Distributions. If an Award is intended to qualify as a short-term deferral that is exempt from section 409A and provides for distribution or settlement upon vesting or lapse of a risk of forfeiture, and the time of such distribution or settlement is not otherwise specified in the Plan or the Award Agreement or other governing document, the distribution or settlement shall be made by the fifteenth day of the third month after the end of the Plan Year following the Plan Year in which such Award vested or the risk of forfeiture lapsed. In the case of any distribution of any other Award subject to Code section 409A, if the timing of such distribution is not otherwise specified in the Plan, Award Agreement or other governing document, the distribution shall be made not later than the end of the calendar year during which the settlement of such Award is specified to occur.

17.4    Delay in Payment. Notwithstanding anything to the contrary in the Plan, (a) if upon the date of a Participant’s “separation from service” (as defined for purposes of Code sections 409A(a)(2)(A)(i) and 409A(a)(2)(B)(i)) with the Company and its controlled subsidiaries and affiliates the Participant is a “specified employee” within the meaning of Code section 409A (determined by applying the default rules applicable under such Code section except to the extent such rules are modified by a written resolution that is adopted by the Committee and that applies for purposes of all deferred compensation plans of the Company and its affiliates), and the deferral of any amounts otherwise payable under Plan as a result of the Participant’s separation from service is necessary to prevent any accelerated or additional tax to the Participant under Code section 409A, then the Company shall defer the payment of any such amounts hereunder until the date that is six months following the date of the Participant’s separation from service, at which time any such delayed amounts shall be paid or provided to the Participant and (b) if any other payments of money or other Awards or benefits due to a Participant hereunder could cause the application of an accelerated or additional tax under Code section 409A, such payments or other benefits shall be deferred and paid on the first day that would not result in the Participant incurring any tax liability under Code section 409A if such deferral would make such payment or other benefits compliant under section 409A of the Code.

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Exhibit A

Participating Affiliates

Skyward Specialty Insurance Group, Inc.

Skyward Service Company

Skyward Underwriters Agency, Inc.

25

SKYWARD SPECIALTY INSURANCE GROUP, INC.

LONG-TERM INCENTIVE PLAN

2021-2023 Long-Term Performance Cash Award Agreement

THIS AWARD AGREEMENT (this "Agreement") is made effective as of the _____ day of _____________ 20___, (the “Grant Date”) by Skyward Specialty Insurance Group, Inc. a Delaware Corporation (the "Company") and its participating Affiliates, as defined in the Plan, and its terms are acknowledged and agreed to by [NAME OF PERSON RECEVING AWARD] (the "Participant").

WHEREAS, the Board of Directors of the Company (the "Board") has adopted the Skyward Specialty Insurance Group, Inc. Long-Term Incentive Plan (2020), as amended and restated from time to time (the "Plan"), which Plan is incorporated herein by reference and made part of this Agreement;

WHEREAS, any Capitalized terms used in this Agreement, but not defined herein, shall have the meaning as defined in the Plan; and

WHEREAS, the Compensation Committee of the Board (the "Committee") has decided to grant this award of long-term performance cash (the "LTP Cash Award") to the Participant pursuant to the Plan and the terms set forth herein.

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                 Grant of the LTP Cash Award. Pursuant to Section 11 of the Plan, the Company hereby grants to the Participant a LTP Cash Award (this "Award") in the target amount of $[AMOUNT], in consideration for the achievement of specific performance objectives during the established performance period, the determination of which is in the sole discretion of the Committee. The LTP Cash Award amount that the Participant actually earns for the Award Period will be determined by the Committee based on the level of achievement of certain performance objectives as provided below.

2.                 Award Period. For purposes of this Award, the term "Award Period" shall be the period commending on January 1, 2021 and ending on December 31 2023.

3.                 Performance Objectives. The Committee will determine the amount of the LTP Cash Award earned by the Participant after the end of the Award Period based on the level of achievement of the performance objectives set forth in Exhibit A. All determinations of whether performance objectives have been achieved, the amount of the LTP Cash Award earned by the Participant, and all other matters related to this Section 3 shall be made by the Committee in its sole discretion. No later than the 15th day of the third month following the end of the Award Period, the Committee will review and certify in writing (a) whether, and to what extent, the performance objections for the Award Period have been achieved, and (b) the amount of LTP Cash Award that the Participant shall earn if any, subject to the vesting requirements of Section 4 below. Such certification shall be final, conclusive and binding on the Participant and on all other persons, to the maximum extent permitted by law.

4.                 Vesting of LTP Cash Award. Unless and until vested, the Participant shall have no rights to the compensation represented by the LTP Cash Award granted pursuant to this Award, and such LTP Cash shall be subject to forfeiture as provided herein and in the Plan. The LTP Cash will vest, if at all, on the date the Committee certifies the Participant’s achievement of the performance objectives as provided in Section 3 above (the "Vesting Date"). On the Vesting Date, vesting of the LTP Cash granted pursuant to this Award will occur in accordance with the provisions set forth in Article 11 of the Plan and pursuant to the following: (a) the Participant must have achieved the minimum threshold performance objectives for payout set forth in Exhibit A attached hereto; and (b) the Participant must have been and remain continuously employed with the Company from the Grant Date through the Vesting Date. The amount of LTP Cash that vest and become payable under this Agreement shall be determined by the Committee based on the level of achievement of the performance objectives set forth in Exhibit A.

5.                 Separation from Service. Notwithstanding the vesting conditions specified in Section 4, if the Participant Separates from Service with the Company prior to the end of the Award Period due to death or Disability, or due to the divesture or wind-down of a Business Unit, or if Participant experiences a Double Trigger event, the LTP Cash Award will vest in accordance with the terms of the Plan.

Except as otherwise set forth herein or in the Plan, if the Participant Separates from Service with the Company prior to the end of the Award Period for any reason other than those specified in the foregoing subparagraph, all unvested or unsettled LTP Cash Awards shall be forfeited and no payment shall be made.

6.                 Payment. Upon vesting, the LTP Cash Award will be settled for cash. The amount of performance adjusted LTP Cash Award will be calculated as the product of the target amount of the LTP Cash Award and the performance factor certified by the Committee. Any cash payment for a vested LTP Cash Award will be paid in a reasonable period of time after certification by the Committee, but in any event by the 15th day of the third month following the end of the year in which the LTP Cash Award payment is no longer subject to substantial risk of forfeiture.

7.                 No Rights as a Shareholder. LTP Cash Awards are not Shares or other equity interest in the Company or any participating Affiliate. The Participant shall have none of the rights of a shareholder or owner of equity interests in the Company or any participating Affiliate with respect to the LTP Cash granted in this Award.

8.                 Tax Withholding. The Company and its participating Affiliates shall have the right to withhold or require separate payment of all federal, state, local or other taxes or payments with respect to any Award or payment made under the Plan. Such amounts shall be withheld or paid prior to the delivery of any amount payable under an Award subject to such withholding. To the extent permitted by the Company, such a payment may be made by a) the delivery of cash to the Company or applicable Affiliate in an amount that equals or exceeds the withholding obligation of the Company, or b) authorizing the Company to withhold from any cash payment made under an Award an amount that equals or exceeds the withholding obligation of the Company. All determinations of withholding liability under this section shall be made by the Company in its sole discretion and shall be binding upon the Participant and any Beneficiary.

Notwithstanding any action the Company takes with respect to any or all income tax, social security insurance, payroll tax, or other tax-related withholding ("Tax Related Items"), the ultimate liability for all Tax Related Items is and remains the Participant’s responsibility and the Company makes no representations or undertakings regarding the treatment of any Tax Related Items in connection with the grant, vesting or settlement of the LTP Cash Award.

9.                 Section 409A. This Agreement is intended to comply with Section 409A of the Code or an exemption there under and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under Section 409A of the Code. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement comply with Section 409A of the Code and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A of the Code.

10.               Clawback upon Breach of Non-Solicitation or Confidentiality Covenants. Amounts paid pursuant to this Agreement are subject to clawback by the Company pursuant to Section 11.4 of the Plan. The Participant will be required to enter into an agreement with the Company containing such confidentiality, non-solicitation, and/or other provisions as the Committee may adopt and approve from time to time. If the Committee determines that the Participant has breached such agreement: (i) all unvested or unsettled LTP Cash Awards respecting the Participant will be forfeited; and (ii) the Participant shall, within ten (10) days of notice of the Committee’s determination of such breach, repay all cash paid in settlement of the LTP Cash Award within twelve (12) months preceding the Participant’s Separation of Service. These forfeiture and clawback rights are in addition to, and not in substitution of, any rights of repurchase or other recoupment rights the Company may have.

11.               Compliance with Laws. The granting of the LTP Cash Award and any other obligations of the Company under this Agreement shall be subject to all applicable federal, provincial, state, local and foreign laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required.

12.               No Right to Continued Employment. Neither the Plan nor this Agreement shall be construed as giving the Participant the right to be retained in any position, as an Employee or Director, with the Company. Further, the Company may at any time dismiss the Participant or discontinue any relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein in this Agreement or the Plan. In addition, nothing herein shall obligate the Company to make future awards to the Participant.

13.               No Impact on Other Benefits. The value of the Participant’s Award is not part of his or her normal or expected compensation for purposes of calculate any severance, retirement, welfare, insurance or similar employee benefit.

14.               Award Subject to Plan. By entering into this Agreement, the Participant agrees and acknowledges that (i) this Award is subject to all of the terms and conditions set forth in the Plan and this Agreement; and (ii) the Participant has received and read a copy of the Plan and understands the terms of the Plan. Capitalized terms not explicitly defined in this Agreement but defined in the Plan shall have the same meaning as in the Plan.

15.               Beneficiary Designation. The Participant may file with the Company a written designation of a beneficiary on such form as may be prescribed by the Company and may, from time to time, amend or revoke such designation (a “Beneficiary). If no Beneficiary is designated, if the designation is ineffective, or if the Beneficiary dies before the balance of the Participant's benefit is paid, the balance shall be paid to the Participant's legal spouse, if any, or in the absence of any of the above, to the Participant’s estate. Notwithstanding the foregoing, however, the Participant's Beneficiary shall be determined under applicable state law if such state law does not recognize Beneficiary designations under Awards of this type and is not preempted by laws which recognize thy provisions of this Section.

16.               Non-Transferability. All amounts payable under this Award constitute remuneration for personal service. Awards, and the right to payment under an Award, shall not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant in any respect whatsoever, except that amounts payable under an Award may be paid to a Beneficiary in accordance with the terms of the Plan and the Award Agreement. Any assignment, alienation, pledge, attachment, transfer, or encumbrance contrary to the foregoing shall be void.

17.               Successors and Assigns. This Award shall be binding upon and inure to the benefit of the Company and its successors and assigns, and of the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.

18.               Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Participant or the Company to the Committee for review. The resolution for such dispute by the Committee shall be final and binding on the Participant and the Company.

19.               Discretionary Nature of the Plan. The Plan is discretionary and may be amended, cancelled or terminated by the Company at any time, in the Company’s sole discretion. The grant of the Award in this Agreement does not create any contractual right or other right to receive any Awards or other grants in the future. Future grants, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of Participant’s employment with the Company.

20.               Amendment; Waiver. The Committee at any time, and from time to time, may amend the terms of this Agreement, provided, however, that the rights of the Participant shall not be materially adversely affected without the Participant's written consent (except to the extent permitted under the Plan). No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages.

21.               Notice. Any notice necessary under this Award shall be addressed to the Corporate Secretary of the Company at the Company's principal executive offices and to the Participant at the address appearing in the personnel records of the Company or to either party at such other address as such party, hereto, may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

22.                Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

23.                Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

24.                Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Texas.

25.               Entire Agreement. This Agreement, the Plan, and the rules and procedures adopted by the Committee, contain all of the provisions applicable to this Award. No other statements, documents or practices may modify, waive or alter this Agreement unless expressly set forth in writing, signed by an authorized officer of the Company and delivered to the Participant, and no statements, documents or practices may modify, waive or alter the Plan except by an amendment to the Plan made in accordance with the terms of the Plan.

26.                Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

By:		By:
	[PARTICIPANT NAME]	[SIGNATORY NAME]
[TITLE]
Skyward Specialty Insurance Group, Inc.

Award Details:

$[AMOUNT] of Long-Term Performance Cash

EXHIBIT A

The Award Period is made up of three Performance Periods, such Performance Periods to be:

Performance Period 1	January 1, 2021 to December 31, 2021

Performance Period 2	January 1, 2022 to December 31, 2022

Performance Period 3	January 1, 2023 to December 31, 2023

The of amount of the total LTP Cash Award earned shall be determined by reference to the Company’s Combined Ratio, as provided on the Company’s year-end GAAP financial statements. The Combined Ratio for the Award Period shall be determined as a straight-line average of the Combined Ratios at year-end of each of the Performance Periods.

An overall funding pool will be established for all Participants, subject to a percentage adjustment, (the “Performance-Adjusted Pool”), up or down, based on the three-year calculated Combined Ratio, as noted below. Each Business Unit will receive an allocation of the Performance-Adjusted Pool based on an assessment of the Business Unit’s performance during the Award Period relative to that of all other Business Units and to be expressed as a percentage amount. The Business Unit allocation is determined by the CEO, in his/her sole discretion; which decision is final. Participants in each Business Unit shall earn their respective Business Unit’s percentage amount applied against their target LTP amount.

Calculated 3-year Combined Ratio	% of Targeted LTP Cash Award
89.5%	150%
90.5%	140%
91.5%	130%
92.5%	120%
93.5%	110%
94.5%	100%
95.5%	80%
96.5%	60%
97.5%	40%
>97.5	0%

SKYWARD SPECIALTY INSURANCE GROUP, INC.

LONG-TERM INCENTIVE PLAN

2021-2023 Performance Share Award Agreement

THIS AWARD AGREEMENT (this "Agreement") is made effective as of the [DAY] day of [MONTH] [YEAR], (the "Grant Date") by Skyward Specialty Insurance Group, Inc. a Delaware Corporation (the "Company") and its participating Affiliates, as defined in the Plan, and its terms are acknowledged and agreed to by [NAME OF PERSON RECEVING AWARD] (the "Participant").

WHEREAS, the Board of Directors of the Company (the "Board") has adopted the Skyward Specialty Insurance Group, Inc. Long-Term Incentive Plan (2020), as amended and restated from time to time (the "Plan"); and

WHEREAS, any Capitalized terms used in this Agreement, but not defined herein, shall have the meaning as defined in the Plan; and

WHEREAS, the Compensation Committee of the Board (the "Committee") has decided to grant this award of performance shares (the "Performance Shares") to the Participant pursuant to the Plan and the terms set forth herein.

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                    Grant of the Performance Shares. Pursuant to Section 9 of the Plan, the Company hereby grants to the Participant a Performance Share Award in the target amount of [NUMBER OF SHARES] Performance Shares (this "Award") in consideration for the achievement of specific performance objectives by the Participant during his/her employment, the determination of which is in the sole discretion of the Committee. Each Performance Share represents the right to receive one Share of common stock. The number of Performance Shares that the Participant actually earns for the Award Period (up to a maximum of [NUMBER OF SHARES]) will be determined by the Committee based on the level of achievement of certain performance, as provided below.

The Performance Shares shall be credited to a notional account that is separate from the Company’s stock ledger (the “Participant Account”), maintained by the Company on the books and records of the Company, and shall be considered the general assets of the Company.

2.                    Award Period. For purposes of this Award, the term "Award Period" shall be the period commencing on January 1, 2021 and ending on December 31 2023.

3.                    Performance Objectives. The Committee will determine the number of Performance Shares earned by the Participant for the Award Period after the end of the Award Period based on the level of achievement of the performance objectives set forth in Exhibit A. All determinations of whether performance objectives have been achieved, the number of Performance Shares earned by the Participant, and all other matters related to this Section 3 shall be made by the Committee in its sole discretion. No later than the 15th day of the third month following the end of the Award Period, the Committee will review and certify in writing (a) whether, and to what extent, the performance objections for the Award Period have been achieved, and (b) the number of Performance Shares that the Participant shall earn, if any, subject to the vesting requirements of Section 4 below. Such certification shall be final, conclusive and binding on the Participant and on all other persons, to the maximum extent permitted by law.

4.                 Vesting of Performance Shares. Unless and until vested, the Participant shall have no rights to the compensation represented by the Performance Shares granted pursuant to this Award, and such Performance Shares shall be subject to forfeiture as provided herein and in the Plan. The Performance Shares will vest, if at all, on the date the Committee certifies the Participant’s achievement of the performance objectives as provided in Section 3 above (the "Vesting Date"). On the Vesting Date, vesting of Performance Shares granted pursuant to this Award will occur in accordance with the provisions set forth in Article 9 of the Plan and pursuant to the following: (a) the Participant must have achieved the minimum threshold performance objectives for payout set forth in Exhibit A attached hereto; and (b) the Participant must have been and remain continuously employed with the Company from the Grant Date through the Vesting Date. The number of Performance Shares that vest and become payable under this Agreement shall be determined by the Committee based on the level of achievement of the performance objectives set forth in Exhibit A and shall be rounded to the nearest whole Performance Share.

5.                 Separation from Service. Notwithstanding the vesting conditions specified in Section 4, if the Participant Separates from Service with the Company prior to the end of the Award Period due to death or Disability, or due to the divestiture or wind-down of a Business Unit, or if Participant experiences a Double Trigger event, the Performance Shares will vest in accordance with the terms of the Plan.

Except as otherwise set forth herein or in the Plan, if the Participant's Separates from Service with the Company prior to the end of the Award Period, then (i) all unvested and unsettled Performance Shares, all Dividend Equivalent Rights and all credits granted under Dividend Equivalent Rights shall be forfeited; and (ii) if there is no public market for the Shares, the Participant may offer to sell all or any portion of his/her Shares previously issued in settlement of vested Performance Shares by submitting, at least one year in advance of sale date, an irrevocable written offer to the CEO to sell a specified number of Shares. If accepted, such Shares will be purchased by the Company at the Book Value Per Share in effect as of the date that is twelve (12) months following receipt of the request, with the closing on such repurchase to occur on a date determined by the Committee in its discretion, not to exceed fourteen (14) months following receipt of the request.

6.                 Settlement. Upon vesting, Performance Shares will be settled in Shares or, under circumstances provided under this Agreement or Article 9 of the Plan, for cash, or any combination thereof as the Committee may determine. Settlement shall occur within a reasonable period of time after the Committee has so certified, but in any event by the 15th day of the third month following the end of the year in which the Shares are no longer subject to the substantial risk of forfeiture. The Participant shall not have any rights of a shareholder with respect to the Shares of common stock underlying the Performance Shares unless and until the Performance Shares vest and are settled by the issuance of such Shares of Common stock.

7.                 Rights as a Shareholder. Upon and following the settlement of the Performance Shares in Shares, the Participant shall be the record owner of the Shares underlying the Performance Shares unless and until shares are cancelled or repurchased by the Company or are otherwise transferred pursuant to the terms of the Shareholder Agreement. As the record owner of Shares, the Participant shall be entitled to all rights of a common shareholder of the Company, including the right to vote the Shares. Following the settlement date, and in any event no later than twelve (12) months following the completion of such vesting, the Company shall issue and deliver to Participant the hard-copy certificate memorializing the number of Shares owned by the Participant.

8.                 Shareholder Agreement. In connection with, and as a condition to the vesting and settlement of the Performance Shares, the Participant will be required to become a party to the Company’s Shareholder Agreement (the "Shareholder Agreement"). The Shareholder Agreement may contain restrictions on the transferability of the Shares (such as a right of first refusal or a prohibition on transfer), and such Shares may be subject to tag-along rights and drag-along rights of the Company and certain of its investors and repurchase rights of the Company, among other provisions, as provided in Section 9.5 of the Plan.

9.                 Dividend Equivalent Rights. In connection with and as a component of this Performance Share Award, the Committee hereby further grants Participant a Dividend Equivalent Right. As such, if prior to the settlement date of a vested Performance Share, the Company declares a cash or stock dividend on its Shares of common stock, then on the payment date of the dividend, the Participant’s Account shall be credited with dividend equivalents in the amount equal to the dividends that would have been paid to the Participant if one Share had been issued on the Grant Date for each of the target Performance Shares granted to the Participant in this Award. Dividend equivalents credited to the Participant’s Account shall be deemed to be reinvested in additional Performance Shares (which may thereafter accrue additional Dividend Equivalent Rights). Any such reinvestment shall be at the Book Value Per Share in effect at the time thereof. Dividend Equivalent Rights may be settled in cash or Shares, or a combination thereof. Dividend Equivalent Rights that are a component of a Performance Share Award shall be settled concurrently with the Performance Shares to which they relate and shall expire or be forfeited or annulled under the same conditions as such Performance Share.

10.               Legend. Shares issued in connection with stock settlement of Performance Shares shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the Shareholder Agreement, or the rules, regulations, and other requirements of the Securities and Exchange Commission, any share exchange upon which the Company’s Common Stock are listed, and any applicable federal, state or foreign laws, and the Committee may cause an appropriate reference to such restrictions to be made in the Company's share transfer books or on any certificate that may be issued to evidence any vested Shares.

11.                Tax Withholding. The Company and its participating Affiliates shall have the right to withhold or require separate payment of all federal, state, local or other taxes or payments with respect to any Award or payment made under the Plan. Such amounts shall be withheld or paid prior to the delivery of any amount payable under an Award subject to such withholding. To the extent permitted by the Company, such a payment may be made by a) the delivery of cash to the Company or applicable Affiliate in an amount that equals or exceeds the withholding obligation of the Company, b) authorizing the Company to withhold from any cash payment made under an Award an amount that equals or exceeds the withholding obligation of the Company; or c) authorizing the Company to withhold from the Performance Shares granted under the Award, the number of Performance Shares of common stock as are necessary to satisfy the Company’s withholding obligation, valuing such Performance Shares at Book Value Per Share. All determinations of withholding liability under this section shall be made by the Company in its sole discretion and shall be binding upon the Participant and any Beneficiary.

Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding ("Tax Related Items"), the ultimate liability for all Tax Related Items is and remains the Participant’s responsibility and the Company makes no representations or undertakings regarding the treatment of any Tax Related Items in connection with the grant, vesting or settlement of the Performance Shares or the subsequent sale of any shares. Further the Company does not commit to structure the Performance Shares to reduce or eliminate the Participant’s liability for Tax Related Items.

12.                Section 409A. This Agreement is intended to comply with Section 409A of the Code or an exemption there under and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under Section 409A of the Code. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement comply with Section 409A of the Code and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A of the Code.

13.               Clawback upon Breach of Non-Solicitation or Confidentiality Covenants. Amounts paid or Shares awarded pursuant to this Agreement are subject to clawback by the Company pursuant to Section 9.6 of the Plan. The Participant will be required to enter into an agreement with the Company containing such confidentiality, non-solicitation, and/or other provisions as the Committee may adopt and approve from time to time. If the Committee determines that the Participant has breached such agreement: (i) all unvested or unsettled Performance Shares respecting the Participant will be forfeited; (ii) all Dividend Equivalent Rights and credits granted under Dividend Equivalent Rights shall be forfeited; (iii) all Shares issued in settlement of Performance Share Awards shall immediately be cancelled, and upon cancellation the Participant shall have no further rights under or to such Shares; and (iv) the Participant shall, within ten (10) days of notice of the Committee’s determination of such breach, surrender any certificates evidencing such Shares not in the Company’s custody or control and repay all cash payable or paid in settlement of the Performance Shares. These forfeiture and clawback rights are in addition to, and not in substitution of, any rights of repurchase or other recoupment rights the Company may have.

14.                Securities Laws. The granting of the Performance Shares and any other obligations of the Company under this Agreement shall be subject to all applicable federal, provincial, state, local and foreign laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required. At the end of the Restricted Period, the Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws and with this Agreement.

15.                No Right to Continued Employment. Neither the Plan nor this Agreement shall be construed as giving the Participant the right to be retained in any position, as an Employee or Director, with the Company. Further, the Company may at any time dismiss the Participant or discontinue any relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein in this Agreement or the Plan. In addition, nothing herein shall obligate the Company to make future awards to the Participant.

16.               No Impact on Other Benefits. The value of the Participant’s Award is not part of his or her normal or expected compensation for purposes of calculate any severance, retirement, welfare, insurance or similar employee benefit.

17.                Award Subject to Plan. By entering into this Agreement, the Participant agrees and acknowledges that: (i) this Award is subject to all of the terms and conditions set forth in the Plan and this Agreement; and (ii) the Participant has received and read a copy of the Plan and understands the terms of the Plan and this Agreement. Capitalized terms not explicitly defined in this Agreement but defined in the Plan shall have the same meaning as in the Plan.

18.                Beneficiary Designation. The Participant may file with the Company a written designation of a beneficiary on such form as may be prescribed by the Company and may, from time to time, amend or revoke such designation (a “Beneficiary). If no Beneficiary is designated, if the designation is ineffective, or if the Beneficiary dies before the balance of the Participant's benefit is paid, the balance shall be paid to the Participant's legal spouse, if any, or in the absence of any of the above, to the Participant’s estate.

Notwithstanding the foregoing, however, the Participant's Beneficiary shall be determined under applicable state law if such state law does not recognize Beneficiary designations under Awards of this type and is not preempted by laws which recognize thy provisions of this Section.

19.                Adjustments. If any change is made to the outstanding Common Stock or the capital structure of the Company, if required, the Performance Shares shall be adjusted or terminated in any manner as contemplated by the Plan.

20.               Non-Transferability. All amounts payable or Shares granted under an Award constitute remuneration for personal services. Awards, and the right to payment under an Award, shall not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant in any respect whatsoever, except that amounts payable under an Award may be paid to a Beneficiary in accordance with the terms of the Plan and the Award Agreement. Any assignment, alienation, pledge, attachment, transfer, or encumbrance contrary to the foregoing shall be void.

21.                Successors and Assigns. This Award shall be binding upon and inure to the benefit of the Company and its successors and assigns, and of the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.

22.                Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Participant or the Company to the Committee for review. The resolution for such dispute by the Committee shall be final and binding on the Participant and the Company.

23.                Discretionary Nature of the Plan. The Plan is discretionary and may be amended, cancelled or terminated by the Company at any time, in the Company’s sole discretion. The grant of the Award in this Agreement does not create any contractual right or other right to receive any Performance Shares or other grants in the future. Future grants, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of Participant’s employment with the Company.

24.               Amendment; Waiver. The Committee at any time, and from time to time, may amend the terms of this Agreement, provided, however, that the rights of the Participant shall not be materially adversely affected without the Participant's written consent (except to the extent permitted under the Plan). No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages.

25.                Notice. Any notice necessary under this Award shall be addressed to the Corporate Secretary of the Company at the Company's principal executive offices and to the Participant at the address appearing in the personnel records of the Company or to either party at such other address as such party, hereto, may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

26.                Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

27.               Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

28.               Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Texas.

29.               Entire Agreement. This Agreement, the Plan, and the rules and procedures adopted by the Committee, contain all of the provisions applicable to this Award. No other statements, documents or practices may modify, waive or alter this Agreement unless expressly set forth in writing, signed by an authorized officer of the Company and delivered to the Participant, and no statements, documents or practices may modify, waive or alter the Plan except by an amendment to the Plan made in accordance with the terms of the Plan.

30.                Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

By:	By:
[Participant Name]	[Name of Signatory]
[Title of Signatory]
Skyward Specialty Insurance Group, Inc.

Award Detail

Target: [NUMBER] Performance Shares

EXHIBIT A

The Award Period is made up of three Performance Periods, such Performance Periods to be:

Performance Period 1	January 1, 2021 to December 31, 2021

Performance Period 2	January 1, 2022 to December 31, 2022

Performance Period 3	January 1, 2023 to December 31, 2023

The number of Performance Shares earned shall be determined by reference to the Company’s Combined Ratio, as provided on the Company’s year-end GAAP financial statements, as certified by the Committee. The Combined Ratio for the Award Period shall be determined as a straight-line average of the Combined Ratios at year-end of each of the Performance Periods.

Participant shall earn the percentage of the targeted number of Performance Shares (such percentage to be interpolated) based on the three-year calculated Combined Ratio, as noted below:

Calculated 3-year Combined Ratio	% of Targeted Shares Earned
89.5%	150%
90.5%	140%
91.5%	130%
92.5%	120%
93.5%	110%
94.5%	100%
95.5%	80%
96.5%	60%
97.5%	40%
>97.5	0%

SKYWARD SPECIALTY INSURANCE GROUP, INC.

LONG-TERM INCENTIVE PLAN

2021-2023 Performance Share Award Agreement

THIS AWARD AGREEMENT (this "Agreement") is made effective as of the [DAY] day of [MONTH] [YEAR], (the “Grant Date”) by Skyward Specialty Insurance Group, Inc. a Delaware Corporation (the "Company") and its participating Affiliates, as defined in the Plan, and its terms are acknowledged and agreed to by [NAME OF PERSON RECEVING AWARD] (the "Participant").

WHEREAS, the Board of Directors of the Company (the "Board") has adopted the Skyward Specialty Insurance Group, Inc. Long-Term Incentive Plan (2020), as amended and restated from time to time (the "Plan"); and

WHEREAS, any Capitalized terms used in this Agreement, but not defined herein, shall have the meaning as defined in the Plan; and

WHEREAS, the Compensation Committee of the Board (the "Committee") has decided to grant this award of performance shares (the "Performance Shares") to the Participant pursuant to the Plan and the terms set forth herein.

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                  Grant of the Performance Shares. Pursuant to Section 9 of the Plan, the Company hereby grants to the Participant a Performance Share Award in the target amount of [NUMBER OF SHARES] Performance Shares (this "Award") in consideration for the achievement of specific performance objectives by the Participant during his/her employment, the determination of which is in the sole discretion of the Committee. Each Performance Share represents the right to receive one Share of common stock. The number of Performance Shares that the Participant actually earns for the Award Period (up to a maximum of [NUMBER OF SHARES]) will be determined by the Committee based on the level of achievement of certain performance, as provided below.

The Performance Shares shall be credited to a notional account that is separate from the Company’s stock ledger (the "Participant Account"), maintained by the Company on the books and records of the Company, and shall be considered the general assets of the Company.

2.                 Award Period. For purposes of this Award, the term "Award Period" shall be the period commencing on January 1, 2021 and ending on December 31 2023.

3.                  Performance Objectives. The Committee will determine the number of Performance Shares earned by the Participant for the Award Period after the end of the Award Period based on the level of achievement of the performance objectives set forth in Exhibit A. All determinations of whether performance objectives have been achieved, the number of Performance Shares earned by the Participant, and all other matters related to this Section 3 shall be made by the Committee in its sole discretion. No later than the 15th day of the third month following the end of the Award Period, the Committee will review and certify in writing (a) whether, and to what extent, the performance objections for the Award Period have been achieved, and (b) the number of Performance Shares that the Participant shall earn, if any, subject to the vesting requirements of Section 4 below. Such certification shall be final, conclusive and binding on the Participant and on all other persons, to the maximum extent permitted by law.

4.                  Vesting of Performance Shares. Unless and until vested, the Participant shall have no rights to the compensation represented by the Performance Shares granted pursuant to this Award, and such Performance Shares shall be subject to forfeiture as provided herein and in the Plan. The Performance Shares will vest, if at all, on the date the Committee certifies the Participant’s achievement of the performance objectives as provided in Section 3 above (the "Vesting Date"). On the Vesting Date, vesting of Performance Shares granted pursuant to this Award will occur in accordance with the provisions set forth in Article 9 of the Plan and pursuant to the following: (a) the Participant must have achieved the minimum threshold performance objectives for payout set forth in Exhibit A attached hereto; and (b) the Participant must have been and remain continuously employed with the Company from the Grant Date through the Vesting Date. The number of Performance Shares that vest and become payable under this Agreement shall be determined by the Committee based on the level of achievement of the performance objectives set forth in Exhibit A and shall be rounded to the nearest whole Performance Share.

5.                  Separation from Service. Notwithstanding the vesting conditions specified in Section 4, if the Participant Separates from Service with the Company prior to the end of the Award Period due to death or Disability, or due to the divestiture or wind-down of a Business Unit, or if Participant experiences a Double Trigger event, the Performance Shares will vest in accordance with the terms of the Plan.

Except as otherwise set forth herein or in the Plan, if the Participant's Separates from Service with the Company prior to the end of the Award Period, then (i) all unvested and unsettled Performance Shares, all Dividend Equivalent Rights and all credits granted under Dividend Equivalent Rights shall be forfeited; and (ii) if there is no public market for the Shares, the Participant may offer to sell all or any portion of his/her Shares previously issued in settlement of vested Performance Shares by submitting, at least one year in advance of sale date, an irrevocable written offer to the CEO to sell a specified number of Shares. If accepted, such Shares will be purchased by the Company at the Book Value Per Share in effect as of the date that is twelve (12) months following receipt of the request, with the closing on such repurchase to occur on a date determined by the Committee in its discretion, not to exceed fourteen (14) months following receipt of the request.

6.                  Settlement. Upon vesting, Performance Shares will be settled in Shares or, under circumstances provided under this Agreement or Article 9 of the Plan, for cash, or any combination thereof as the Committee may determine. Settlement shall occur within a reasonable period of time after the Committee has so certified, but in any event by the 15th day of the third month following the end of the year in which the Shares are no longer subject to the substantial risk of forfeiture. The Participant shall not have any rights of a shareholder with respect to the Shares of common stock underlying the Performance Shares unless and until the Performance Shares vest and are settled by the issuance of such Shares of Common stock.

7.                  Rights as a Shareholder. Upon and following the settlement of the Performance Shares in Shares, the Participant shall be the record owner of the Shares underlying the Performance Shares unless and until shares are cancelled or repurchased by the Company or are otherwise transferred pursuant to the terms of the Shareholder Agreement. As the record owner of Shares, the Participant shall be entitled to all rights of a common shareholder of the Company, including the right to vote the Shares. Following the settlement date, and in any event no later than twelve (12) months following the completion of such vesting, the Company shall issue and deliver to Participant the hard-copy certificate memorializing the number of Shares owned by the Participant.

8.                  Shareholder Agreement. In connection with, and as a condition to the vesting and settlement of the Performance Shares, the Participant will be required to become a party to the Company’s Shareholder Agreement (the "Shareholder Agreement"). The Shareholder Agreement may contain restrictions on the transferability of the Shares (such as a right of first refusal or a prohibition on transfer), and such Shares may be subject to tag-along rights and drag-along rights of the Company and certain of its investors and repurchase rights of the Company, among other provisions, as provided in Section 9.5 of the Plan.

9.                  Dividend Equivalent Rights. In connection with and as a component of this Performance Share Award, the Committee hereby further grants Participant a Dividend Equivalent Right. As such, if prior to the settlement date of a vested Performance Share, the Company declares a cash or stock dividend on its Shares of common stock, then on the payment date of the dividend, the Participant’s Account shall be credited with dividend equivalents in the amount equal to the dividends that would have been paid to the Participant if one Share had been issued on the Grant Date for each of the target Performance Shares granted to the Participant in this Award. Dividend equivalents credited to the Participant’s Account shall be deemed to be reinvested in additional Performance Shares (which may thereafter accrue additional Dividend Equivalent Rights). Any such reinvestment shall be at the Book Value Per Share in effect at the time thereof. Dividend Equivalent Rights may be settled in cash or Shares, or a combination thereof. Dividend Equivalent Rights that are a component of a Performance Share Award shall be settled concurrently with the Performance Shares to which they relate and shall expire or be forfeited or annulled under the same conditions as such Performance Share.

10.                Legend. Shares issued in connection with stock settlement of Performance Shares shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the Shareholder Agreement, or the rules, regulations, and other requirements of the Securities and Exchange Commission, any share exchange upon which the Company’s Common Stock are listed, and any applicable federal, state or foreign laws, and the Committee may cause an appropriate reference to such restrictions to be made in the Company's share transfer books or on any certificate that may be issued to evidence any vested Shares.

11.                Tax Withholding. The Company and its participating Affiliates shall have the right to withhold or require separate payment of all federal, state, local or other taxes or payments with respect to any Award or payment made under the Plan. Such amounts shall be withheld or paid prior to the delivery of any amount payable under an Award subject to such withholding. To the extent permitted by the Company, such a payment may be made by a) the delivery of cash to the Company or applicable Affiliate in an amount that equals or exceeds the withholding obligation of the Company, b) authorizing the Company to withhold from any cash payment made under an Award an amount that equals or exceeds the withholding obligation of the Company; or c) authorizing the Company to withhold from the Performance Shares granted under the Award, the number of Performance Shares of common stock as are necessary to satisfy the Company’s withholding obligation, valuing such Performance Shares at Book Value Per Share. All determinations of withholding liability under this section shall be made by the Company in its sole discretion and shall be binding upon the Participant and any Beneficiary.

Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding ("Tax Related Items"), the ultimate liability for all Tax Related Items is and remains the Participant’s responsibility and the Company makes no representations or undertakings regarding the treatment of any Tax Related Items in connection with the grant, vesting or settlement of the Performance Shares or the subsequent sale of any shares. Further the Company does not commit to structure the Performance Shares to reduce or eliminate the Participant’s liability for Tax Related Items.

12.                 Section 409A. This Agreement is intended to comply with Section 409A of the Code or an exemption there under and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under Section 409A of the Code. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement comply with Section 409A of the Code and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A of the Code.

13.                Clawback upon Breach of Non-Solicitation or Confidentiality Covenants. Amounts paid or Shares awarded pursuant to this Agreement are subject to clawback by the Company pursuant to Section 9.6 of the Plan. The Participant will be required to enter into an agreement with the Company containing such confidentiality, non-solicitation, and/or other provisions as the Committee may adopt and approve from time to time. If the Committee determines that the Participant has breached such agreement: (i) all unvested or unsettled Performance Shares respecting the Participant will be forfeited; (ii) all Dividend Equivalent Rights and credits granted under Dividend Equivalent Rights shall be forfeited; (iii) all Shares issued in settlement of Performance Share Awards shall immediately be cancelled, and upon cancellation the Participant shall have no further rights under or to such Shares; and (iv) the Participant shall, within ten (10) days of notice of the Committee’s determination of such breach, surrender any certificates evidencing such Shares not in the Company’s custody or control and repay all cash payable or paid in settlement of the Performance Shares. These forfeiture and clawback rights are in addition to, and not in substitution of, any rights of repurchase or other recoupment rights the Company may have.

14.                Securities Laws. The granting of the Performance Shares and any other obligations of the Company under this Agreement shall be subject to all applicable federal, provincial, state, local and foreign laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required. At the end of the Restricted Period, the Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws and with this Agreement.

15.                No Right to Continued Employment. Neither the Plan nor this Agreement shall be construed as giving the Participant the right to be retained in any position, as an Employee or Director, with the Company. Further, the Company may at any time dismiss the Participant or discontinue any relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein in this Agreement or the Plan. In addition, nothing herein shall obligate the Company to make future awards to the Participant.

16.                No Impact on Other Benefits. The value of the Participant’s Award is not part of his or her normal or expected compensation for purposes of calculate any severance, retirement, welfare, insurance or similar employee benefit.

17.                Award Subject to Plan. By entering into this Agreement, the Participant agrees and acknowledges that: (i) this Award is subject to all of the terms and conditions set forth in the Plan and this Agreement; and (ii) the Participant has received and read a copy of the Plan and understands the terms of the Plan and this Agreement. Capitalized terms not explicitly defined in this Agreement but defined in the Plan shall have the same meaning as in the Plan.

18.                Beneficiary Designation. The Participant may file with the Company a written designation of a beneficiary on such form as may be prescribed by the Company and may, from time to time, amend or revoke such designation (a "Beneficiary"). If no Beneficiary is designated, if the designation is ineffective, or if the Beneficiary dies before the balance of the Participant's benefit is paid, the balance shall be paid to the Participant's legal spouse, if any, or in the absence of any of the above, to the Participant’s estate. Notwithstanding the foregoing, however, the Participant's Beneficiary shall be determined under applicable state law if such state law does not recognize Beneficiary designations under Awards of this type and is not preempted by laws which recognize thy provisions of this Section.

19.                Adjustments. If any change is made to the outstanding Common Stock or the capital structure of the Company, if required, the Performance Shares shall be adjusted or terminated in any manner as contemplated by the Plan.

20.                Non-Transferability. All amounts payable or Shares granted under an Award constitute remuneration for personal services. Awards, and the right to payment under an Award, shall not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant in any respect whatsoever, except that amounts payable under an Award may be paid to a Beneficiary in accordance with the terms of the Plan and the Award Agreement. Any assignment, alienation, pledge, attachment, transfer, or encumbrance contrary to the foregoing shall be void.

21.                Successors and Assigns. This Award shall be binding upon and inure to the benefit of the Company and its successors and assigns, and of the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.

22.                Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Participant or the Company to the Committee for review. The resolution for such dispute by the Committee shall be final and binding on the Participant and the Company.

23.                 Discretionary Nature of the Plan. The Plan is discretionary and may be amended, cancelled or terminated by the Company at any time, in the Company’s sole discretion. The grant of the Award in this Agreement does not create any contractual right or other right to receive any Performance Shares or other grants in the future. Future grants, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of Participant’s employment with the Company.

24.                Amendment; Waiver. The Committee at any time, and from time to time, may amend the terms of this Agreement, provided, however, that the rights of the Participant shall not be materially adversely affected without the Participant's written consent (except to the extent permitted under the Plan). No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages.

25.                Notice. Any notice necessary under this Award shall be addressed to the Corporate Secretary of the Company at the Company's principal executive offices and to the Participant at the address appearing in the personnel records of the Company or to either party at such other address as such party, hereto, may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

26.                Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

27.                Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

28.                Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Texas.

29.                Entire Agreement. This Agreement, the Plan, and the rules and procedures adopted by the Committee, contain all of the provisions applicable to this Award. No other statements, documents or practices may modify, waive or alter this Agreement unless expressly set forth in writing, signed by an authorized officer of the Company and delivered to the Participant, and no statements, documents or practices may modify, waive or alter the Plan except by an amendment to the Plan made in accordance with the terms of the Plan.

30.                Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

By:	By:
[Participant Name]	[Signatory Name]
[Signatory Title]
Skyward Specialty Insurance Group, Inc.

Award Detail

Target: [NUMBER] Performance Shares

EXHIBIT A

The Award Period is made up of three Performance Periods, such Performance Periods to be:

Performance Period 1	January 1, 2021 to December 31, 2021

Performance Period 2	January 1, 2022 to December 31, 2022

Performance Period 3	January 1, 2023 to December 31, 2023

The number of Performance Shares earned shall be determined by reference to the Company’s Growth in Tangible Book Value Per Share (GTBVPS) and the TBVPS provided on the Company’s year-end GAAP financial statements, as certified by the Committee. The TBVPS for the Award Period shall be determined as a straight-line average of the TBVPS at year-end of each of the Performance Periods.

Participant shall earn the percentage of the targeted number of Performance Shares (such percentage to be interpolated) based on growth rate in comparison to the peer group noted below:

Average 3-Year Relative Performance	Percentage of Target Shares
75th Percentile	150%
50th Percentile	100%
25th Percentile	0%

The comparison peer group shall be:

1. Allegheny

2. Argo

3. Global Indemnity

4. Hallmark

5. International General Insurance

6. James River

7. Kinsale

8. Old Republic

9. Pro Assurance

10. ProSight

11. RLI

SKYWARD SPECIALTY INSURANCE GROUP, INC.

LONG-TERM INCENTIVE PLAN

2021-2023 Performance Unit Award Agreement

THIS AWARD AGREEMENT (this "Agreement") is made effective as of the [DAY] day of [MONTH] [YEAR], (the “Grant Date”) by Skyward Specialty Insurance Group, Inc. a Delaware Corporation (the "Company") and its participating Affiliates, as defined in the Plan, and its terms are acknowledged and agreed to by [NAME OF PERSON RECEVING AWARD] (the "Participant").

WHEREAS, the Board of Directors of the Company (the "Board") has adopted the Skyward Specialty Insurance Group, Inc. Long-Term Incentive Plan (2020), as amended and restated from time to time (the "Plan"), which Plan is incorporated herein by reference and made part of this Agreement;

WHEREAS, any Capitalized terms used in this Agreement, but not defined herein, shall have the meaning as defined in the Plan; and

WHEREAS, the Compensation Committee of the Board (the "Committee") has decided to grant this award of performance unit awards (the "Performance Units") to the Participant pursuant to the Plan and the terms set forth herein.

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                  Grant of the Performance Units. Pursuant to Section 10 of the Plan, the Company hereby grants to the Participant a Performance Unit Award in the target amount of [NUMBER OF UNITS] priced at $100 per Performance Unit (this "Award") in consideration for the achievement of specific performance objectives during the established performance period, the determination of which is in the sole discretion of the Committee. The number of Performance Units that the Participant actually earns for the Award Period (up to a maximum of [NUMBER OF UNITS]) will be determined by the Committee based on the level of achievement of certain performance objectives as provided below.

2.                  Award Period. For purposes of this Award, the term “Award Period” shall be the period commending on January 1, 2021 and ending on December 31 2023.

3.                  Performance Objectives. The Committee will determine the number of Performance Units earned by the Participant after the end of the Award Period based on the level of achievement of the performance objectives set forth in Exhibit A. All determinations of whether performance objectives have been achieved, the number of Performance Units earned by the Participant, and all other matters related to this Section 3 shall be made by the Committee in its sole discretion. No later than the 15th day of the third month following the end of the Award Period, the Committee will review and certify in writing (a) whether, and to what extent, the performance objections for the Award Period have been achieved, and (b) the number of Performance Units that the Participant shall earn if any, subject to the vesting requirements of Section 4 below. Such certification shall be final, conclusive and binding on the Participant and on all other persons, to the maximum extent permitted by law.

4.                  Vesting of Performance Shares. Unless and until vested, the Participant shall have no rights to the compensation represented by the Performance Units granted pursuant to this Award, and such Performance Shares shall be subject to forfeiture as provided herein and in the Plan. The Performance Units will vest, if at all, on the date the Committee certifies the Participant’s achievement of the performance objectives as provided in Section 3 above (the "Vesting Date"). On the Vesting Date, vesting of Performance Units granted pursuant to this Award will occur in accordance with the provisions set forth in Article 10 of the Plan and pursuant to the following: (a) the Participant must have achieved the minimum threshold performance objectives for payout set forth in Exhibit A attached hereto; and (b) the Participant must have been and remain continuously employed with the Company from the Grant Date through the Vesting Date. The number of Performance Units that vest and become payable under this Agreement shall be determined by the Committee based on the level of achievement of the performance objectives set forth in Exhibit A and shall be rounded to the nearest whole Performance Unit.

5.                  Separation from Service. Notwithstanding the vesting conditions specified in Section 4, if the Participant Separates from Service with the Company prior to the end of the Award Period due to death or Disability, or due to the divesture or wind-down of a Business Unit, or if Participant experiences a Double Trigger event, the Performance Units will vest in accordance with the terms of the Plan.

Except as otherwise set forth herein or in the Plan, if the Participant Separates from Service with the Company prior to the end of the Award Period for any reason other than those specified in the foregoing subparagraph, all unvested or unsettled Performance Units shall be forfeited, and no payment shall be made.

6.                  Payment. Upon vesting, Performance Units will be settled for cash. The number of performance adjusted Performance Units will be calculated as the product of the target number of Performance Units and the performance factor certified by the Committee. Subject to the terms of this Agreement, the cash payment to be made to the Participant shall be equal to the product of the performance-adjusted Performance Units and the value of each Unit, which will be paid in a reasonable period of time after certification by the Committee, but in any event by the 15th day of the third month following the end of the year in which the Performance Units are no longer subject to substantial risk of forfeiture.

7.                  No Rights as a Shareholder. Performance Units are not Shares or other equity interest in the Company or any participating Affiliate. The Participant shall have none of the rights of a shareholder or owner of equity interests in the Company or any participating Affiliate with respect to the Performance Units granted in this Award.

8.                  Tax Withholding. The Company and its participating Affiliates shall have the right to withhold or require separate payment of all federal, state, local or other taxes or payments with respect to any Award or payment made under the Plan. Such amounts shall be withheld or paid prior to the delivery of any amount payable under an Award subject to such withholding. To the extent permitted by the Company, such a payment may be made by a) the delivery of cash to the Company or applicable Affiliate in an amount that equals or exceeds the withholding obligation of the Company, or b) authorizing the Company to withhold from any cash payment made under an Award an amount that equals or exceeds the withholding obligation of the Company. All determinations of withholding liability under this section shall be made by the Company in its sole discretion and shall be binding upon the Participant and any Beneficiary.

Notwithstanding any action the Company takes with respect to any or all income tax, social security insurance, payroll tax, or other tax-related withholding ("Tax Related Items"), the ultimate liability for all Tax Related Items is and remains the Participant’s responsibility and the Company makes no representations or undertakings regarding the treatment of any Tax Related Items in connection with the grant, vesting or settlement of the Performance Units.

9.                  Section 409A. This Agreement is intended to comply with Section 409A of the Code or an exemption there under and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under Section 409A of the Code. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement comply with Section 409A of the Code and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A of the Code.

10.                Clawback upon Breach of Non-Solicitation or Confidentiality Covenants. Amounts paid pursuant to this Agreement are subject to clawback by the Company pursuant to Section 10.5 of the Plan. The Participant will be required to enter into an agreement with the Company containing such confidentiality, non-solicitation, and/or other provisions as the Committee may adopt and approve from time to time. If the Committee determines that the Participant has breached such agreement: (i) all unvested or unsettled Performance Units respecting the Participant will be forfeited; and (ii) the Participant shall, within ten (10) days of notice of the Committee’s determination of such breach, repay all cash paid in settlement of the Performance Units within twelve (12) months preceding the Participant’s Separation of Service. These forfeiture and clawback rights are in addition to, and not in substitution of, any rights of repurchase or other recoupment rights the Company may have.

11.                Compliance with Laws. The granting of the Performance Units and any other obligations of the Company under this Agreement shall be subject to all applicable federal, provincial, state, local and foreign laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required.

12.                 No Right to Continued Employment. Neither the Plan nor this Agreement shall be construed as giving the Participant the right to be retained in any position, as an Employee or Director, with the Company. Further, the Company may at any time dismiss the Participant or discontinue any relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein in this Agreement or the Plan. In addition, nothing herein shall obligate the Company to make future awards to the Participant.

13.                No Impact on Other Benefits. The value of the Participant’s Award is not part of his or her normal or expected compensation for purposes of calculate any severance, retirement, welfare, insurance or similar employee benefit.

14.                Award Subject to Plan. By entering into this Agreement, the Participant agrees and acknowledges that (i) this Award is subject to all of the terms and conditions set forth in the Plan and this Agreement; and (ii) the Participant has received and read a copy of the Plan and understands the terms of the Plan. Capitalized terms not explicitly defined in this Agreement but defined in the Plan shall have the same meaning as in the Plan.

15.                Beneficiary Designation. The Participant may file with the Company a written designation of a beneficiary on such form as may be prescribed by the Company and may, from time to time, amend or revoke such designation (a "Beneficiary"). If no Beneficiary is designated, if the designation is ineffective, or if the Beneficiary dies before the balance of the Participant's benefit is paid, the balance shall be paid to the Participant's legal spouse, if any, or in the absence of any of the above, to the Participant’s estate. Notwithstanding the foregoing, however, the Participant's Beneficiary shall be determined under applicable state law if such state law does not recognize Beneficiary designations under Awards of this type and is not preempted by laws which recognize thy provisions of this Section.

16.                Non-Transferability. All amounts payable under this Award constitute remuneration for personal service. Awards, and the right to payment under an Award, shall not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant in any respect whatsoever, except that amounts payable under an Award may be paid to a Beneficiary in accordance with the terms of the Plan and the Award Agreement. Any assignment, alienation, pledge, attachment, transfer, or encumbrance contrary to the foregoing shall be void.

17.                Successors and Assigns. This Award shall be binding upon and inure to the benefit of the Company and its successors and assigns, and of the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.

18.                Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Participant or the Company to the Committee for review. The resolution for such dispute by the Committee shall be final and binding on the Participant and the Company.

19.                Discretionary Nature of the Plan. The Plan is discretionary and may be amended, cancelled or terminated by the Company at any time, in the Company’s sole discretion. The grant of the Award in this Agreement does not create any contractual right or other right to receive any Performance Units or other grants in the future. Future grants, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of Participant’s employment with the Company.

20.                Amendment; Waiver. The Committee at any time, and from time to time, may amend the terms of this Agreement, provided, however, that the rights of the Participant shall not be materially adversely affected without the Participant's written consent (except to the extent permitted under the Plan). No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages.

21.                Notice. Any notice necessary under this Award shall be addressed to the Corporate Secretary of the Company at the Company's principal executive offices and to the Participant at the address appearing in the personnel records of the Company or to either party at such other address as such party, hereto, may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

22.                Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

23.                Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

24.                Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Texas.

25.                Entire Agreement. This Agreement, the Plan, and the rules and procedures adopted by the Committee, contain all of the provisions applicable to this Award. No other statements, documents or practices may modify, waive or alter this Agreement unless expressly set forth in writing, signed by an authorized officer of the Company and delivered to the Participant, and no statements, documents or practices may modify, waive or alter the Plan except by an amendment to the Plan made in accordance with the terms of the Plan.

26.                Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

By:		By:
	[Participant Name]	[SIGNATORY NAME] [SIGNATORY TITLE] Skyward Specialty Insurance Group, Inc.

Award Details:

Target [NUMBER OF UNITS] of Performance Unit Awards

EXHIBIT A

The Award Period is made up of three Performance Periods, such Performance Periods to be:

Performance Period 1	January 1, 2021 to December 31, 2021

Performance Period 2	January 1, 2022 to December 31, 2022

Performance Period 3	January 1, 2023 to December 31, 2023

The number of Performance Units earned shall be determined by reference to the Company’s Combined Ratio, as provided on the Company’s year-end GAAP financial statements, as certified by the Committee. The Combined Ratio for the Award Period shall be determined as a straight-line average of the Combined Ratios at year-end of each of the Performance Periods.

Participant shall earn the percentage of the targeted number of Performance Units (such percentage to be interpolated) based on the three-year calculated Combined Ratio, as noted below:

Calculated 3-year Combined Ratio	% of Targeted Performance Units Earned
89.5%	150%
90.5%	140%
91.5%	130%
92.5%	120%
93.5%	110%
94.5%	100%
95.5%	80%
96.5%	60%
97.5%	40%
>97.5	0%

SKYWARD SPECIALTY INSURANCE GROUP, INC.

LONG-TERM INCENTIVE PLAN

2021-2023 Restricted Share Award Agreement

THIS AWARD AGREEMENT (this "Agreement") is made effective as of the [DAY] day of [MONTH] [YEAR], (the “Grant Date”) between Skyward Specialty Insurance Group, Inc. a Delaware Corporation (the "Company") and its participating Affiliates, as defined in the Plan, and its terms are acknowledged and agreed to by [NAME OF PERSON RECEVING AWARD] (the "Participant").

WHEREAS, the Board of Directors of the Company (the "Board") has adopted the Skyward Specialty Insurance Group, Inc. Long-Term Incentive Plan (2020), as amended and restated from time to time (the "Plan"), which Plan is incorporated herein by reference and made part of this Agreement;

WHEREAS, any Capitalized terms used in this Agreement, but not defined herein, shall have the meaning as defined in the Plan; and

WHEREAS, the Compensation Committee of the Board (the "Committee") has decided to grant this award of restricted Shares of the Company's common stock at the book value of $____per share (the "Restricted Shares") to the Participant pursuant to the Plan and the terms set forth herein.

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                  Grant of the Restricted Shares. Pursuant to Section 7 of the Plan, the Company hereby grants to the Participant an Award of Restricted Shares (this "Award") consisting of, in the aggregate, [NUMBER OF SHARES] Restricted Shares, in consideration for services to be rendered by the Participant to the Company.

2.                  Vesting. Vesting of Restricted Shares granted pursuant to this Award will occur in accordance with the provision set forth in Article 7 of the Plan and pursuant to the following vesting schedule:

Vesting Date: [VESTING DATE]

Number or Percentage of Restricted Shares: [NUMBER OR PERCENTAGE OF SHARES THAT VEST ON THE VESTING DATE]

Vesting Date: [VESTING DATE]

Number or Percentage of Restricted Shares: [NUMBER OR PERCENTAGE OF SHARES THAT VEST ON THE VESTING DATE]

To vest, the Participant must have been and remain continuously employed with the Company from the Grant Date through the Vesting Date(s) above. Unless and until vested, Restricted Shares granted pursuant to this Award are non-transferrable by Participant and subject to forfeiture as provided herein. The period during which such Restricted Shares are subject to this restriction shall be referred to herein as the “Restricted Period.”

3.                  Separation from Service. The foregoing vesting schedule notwithstanding, if the Participant Separates from Service with the Company prior to the end of the Restricted Period due to death or Disability, or due to the divestiture or wind-down of a Business Unit, or if Participant experiences a Double Trigger event, the Restricted Shares will vest in accordance with the terms of the Plan.

Except as otherwise set forth herein or in the Plan, if the Participant Separates from Service with the Company prior to the end of the Restricted Period, the Participant shall forfeit any unvested Restricted Shares, and those Restricted Shares shall be cancelled and any certificates evidencing unvested Restricted Shares not in the custody or control of the Company shall be surrendered to the Company. Further, if the Participant has vested Restricted Shares and there is no public market for the Restricted Shares, the Participant may offer to sell all or any portion of his/her vested Restricted Shares by submitting, at least one year in advance of sale date, an irrevocable written offer to the CEO to sell a specified number of the vested Restricted Shares. If accepted, such Restricted Shares will be purchased by the Company at the Book Value Per Share in effect as of the date that is twelve (12) months following receipt of the request, with the closing on such repurchase to occur on a date determined by the Committee in its discretion, not to exceed fourteen (14) months following receipt of the request.

4.                  Rights as a Shareholder. The Participant shall be the record owner of the Restricted Shares until and unless such Restricted Shares are cancelled or repurchased by the Company. As the record owner the Participant shall be entitled to all rights of a common shareholder of the Company, including the right to vote the Restricted Shares. Following the Grant Date, and in any event no later than twelve (12) months following the Grant Date, the Company shall issue and deliver to Participant the hard-copy certificate memorializing the number of Restricted Shares owned by the Participant.

5.                  Shareholder Agreement. In connection with, and as a condition to the grant of Restricted Shares, the Participant will be required to become a party to the Company’s Shareholder Agreement (the “Shareholder Agreement”). The Shareholder Agreement may contain restrictions on the transferability of the Restricted Shares (such as a right of first refusal or a prohibition on transfer), and such Restricted Shares may be subject to tag-along rights and drag-along rights of the Company and certain of its investors and repurchase rights of the Company, among other provisions, as provided in Section 7.4 of the Plan.

6.                  Legend. The Restricted Shares shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the Shareholder Agreement, or the rules, regulations, and other requirements of the Securities and Exchange Commission, any share exchange upon which such Restricted Shares are listed, and any applicable federal, state or foreign laws, and the Committee may cause an appropriate reference to such restrictions to be made in the Company's share transfer books or on any certificate that may be issued to evidence the Restricted Shares.

7.                  Tax Withholding. The Company and its participating Affiliates shall have the right to withhold or require separate payment of all federal, state, local or other taxes or payments with respect to any Award or payment made under the Plan. Such amounts shall be withheld or paid prior to the delivery of any amount payable under an Award subject to such withholding. To the extent permitted by the Company, such a payment may be made by a) the delivery of cash to the Company or applicable Affiliate in an amount that equals or exceeds the withholding obligation of the Company, b) authorizing the Company to withhold from any cash payment made under an Award an amount that equals or exceeds the withholding obligation of the Company; or c) authorizing the Company to withhold from the Restricted Shares granted under the Award, the number of Restricted Shares of common stock as are necessary to satisfy the Company’s withholding obligation, valuing such Restricted Shares at Book Value Per Share. All determinations of withholding liability under this section shall be made by the Company in its sole discretion and shall be binding upon the Participant and any Beneficiary.

Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax Related Items”), the ultimate liability for all Tax Related Items is and remains the Participant’s responsibility and the Company makes no representations or undertakings regarding the treatment of any Tax Related Items in connection with the grant, vesting or settlement of the Restricted Shares or the subsequent sale of any shares. Further the Company does not commit to stricter the Restricted Shares to reduce or eliminate the Participant’s liability for Tax Related Items.

8.                  Section 409A. This Agreement is intended to comply with Section 409A of the Code or an exemption there under and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under Section 409A of the Code. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement comply with Section 409A of the Code and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A of the Code.

9.                  Clawback upon Breach of Non-Solicitation or Confidentiality Covenants. Amounts paid or Shares awarded pursuant to this Agreement are subject to clawback by the Company pursuant to Section 7.5 of the Plan. The Participant will be required to enter into an agreement with the Company containing such confidentiality, non-solicitation, and/or other provisions as the Committee may adopt and approve from time to time. If the Committee determines that the Participant has breached such agreement: (i) all of the Participant’s vested and unvested Restricted Shares received, awarded, vested or granted pursuant to Restricted Share Awards shall immediately be cancelled; (ii) upon cancellation the Participant shall have no further rights under or to such Restricted Shares; and (iii) the Participant shall, within ten (10) days of notice of the Committee’s determination of such breach, surrender certificates evidencing any such Restricted Shares not in the Company’s custody or control. These clawback rights are in addition to, and not in substitution of, any rights of repurchase or other recoupment rights the Company may have.

10.                Securities Laws. The granting of the Restricted Shares and any other obligations of the Company under this Agreement shall be subject to all applicable federal, provincial, state, local and foreign laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required. At the end of the Restricted Period, the Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws and with this Agreement.

11.                No Right to Continued Employment. Neither the Plan nor this Agreement shall be construed as giving the Participant the right to be retained in any position, as an Employee or Director, with the Company. Further, the Company may at any time dismiss the Participant or discontinue any relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein in this Agreement or the Plan. In addition, nothing herein shall obligate the Company to make future awards to the Participant.

12.                No Impact on Other Benefits. The value of the Participant’s Award is not part of his or her normal or expected compensation for purposes of calculate any severance, retirement, welfare, insurance or similar employee benefit.

13.               Award Subject to Plan. By entering into this Agreement, the Participant agrees and acknowledges that: (i) this Award is subject to all of the terms and conditions set forth in the Plan and this Agreement; and (ii) that the Participant has received and read a copy of the Plan and understands the terms of the Plan and this Agreement. Capitalized terms not explicitly defined in this Agreement but defined in the Plan shall have the same meaning as in the Plan.

14.                Beneficiary Designation. The Participant may file with the Company a written designation of a beneficiary on such form as may be prescribed by the Company and may, from time to time, amend or revoke such designation (a “Beneficiary). If no Beneficiary is designated, if the designation is ineffective, or if the Beneficiary dies before the balance of the Participant's benefit is paid, the balance shall be paid to the Participant's legal spouse, if any, or in the absence of any of the above, to the Participant’s estate. Notwithstanding the foregoing, however, the Participant's Beneficiary shall be determined under applicable state law if such state law does not recognize Beneficiary designations under Awards of this type and is not preempted by laws which recognize thy provisions of this Section.

15.                Adjustments. If any change is made to the outstanding Common Stock or the capital structure of the Company, if required, the Restricted Shares shall be adjusted or terminated in any manner as contemplated by the Plan.

16.                Non-Transferability. All Restricted Shares granted under an Award constitute remuneration for personal services. Awards, and the right to any payment in connection with an Award, shall not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant in any respect whatsoever, except that amounts payable under an Award may be paid to a Beneficiary in accordance with the terms of the Plan and the Award Agreement. Any assignment, alienation, pledge, attachment, transfer, or encumbrance contrary to the foregoing shall be void.

17.                Successors and Assigns. This Award shall be binding upon and inure to the benefit of the Company and its successors and assigns, and of the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.

18.                Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Participant or the Company to the Committee for review. The resolution for such dispute by the Committee shall be final and binding on the Participant and the Company.

19.                Discretionary Nature of the Plan. The Plan is discretionary and may be amended, cancelled or terminated by the Company at any time, in the Company’s sole discretion. The grant of the Award in this Agreement does not create any contractual right or other right to receive any Restricted Shares or other grants in the future. Future grants, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of Participant’s employment with the Company.

20.               Amendment; Waiver. The Committee at any time, and from time to time, may amend the terms of this Agreement, provided, however, that the rights of the Participant shall not be materially adversely affected without the Participant's written consent (except to the extent permitted under the Plan). No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages.

21.                Notice. Any notice necessary under this Award shall be addressed to the Corporate Secretary of the Company at the Company's principal executive offices and to the Participant at the address appearing in the personnel records of the Company or to either party at such other address as such party, hereto, may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

22.               Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

23.                Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

24.                Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Texas.

25.                Entire Agreement. This Agreement, the Plan, and the rules and procedures adopted by the Committee, contain all of the provisions applicable to this Award. No other statements, documents or practices may modify, waive or alter this Agreement unless expressly set forth in writing, signed by an authorized officer of the Company and delivered to the Participant, and no statements, documents or practices may modify, waive or alter the Plan except by an amendment to the Plan made in accordance with the terms of the Plan.

26.                Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

By:	By:

[PARTICIPANT NAME]	[SIGNATORY NAME]
[SIGNATORY TITLE]
Skyward Specialty Insurance Group, Inc.

Award Details:

[NUMBER] Restricted Shares

SKYWARD SPECIALTY INSURANCE GROUP, INC.

LONG-TERM INCENTIVE PLAN

2021-2023 Restricted Stock Unit Award Agreement

THIS AWARD AGREEMENT (this "Agreement") is made effective as of the [DAY] day of [MONTH] [YEAR], (the “Grant Date”) by Skyward Specialty Insurance Group, Inc. a Delaware Corporation (the "Company") and its participating Affiliates, as defined in the Plan, and its terms are acknowledged and agreed to by [NAME OF PERSON RECEVING AWARD] (the "Participant").

WHEREAS, the Board of Directors of the Company (the "Board") has adopted the Skyward Specialty Insurance Group, Inc. Long-Term Incentive Plan (2020) (as amended and restated from time to time, the "Plan"), which Plan is incorporated herein by reference and made part of this Agreement;

WHEREAS, any Capitalized terms used in this Agreement, but not defined herein, shall have the meaning as defined in the Plan; and

WHEREAS, the Compensation Committee of the Board (the "Committee") has decided to grant this award of Restricted Stock Units (the "RSUs"), to the Participant pursuant to the Plan and the terms set forth herein.

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                  Grant of the Restricted Stock Units. Pursuant to Section 8 of the Plan, the Company hereby grants to the Participant an Award of RSUs (this "Award") consisting of, in the aggregate, [NUMBER OF SHARES] RSUs, in consideration for services to be rendered by the Participant to the Company. Each RSU represents the right to receive one Share of common stock. The RSUs shall be credited to a notional account that is separate from the Company’s stock ledger (the “Participant’s Account”), maintained by the Company on the books and records of the Company, and shall be considered the general assets of the Company.

2.                  Vesting. Vesting of RSUs granted pursuant to this Award will occur in accordance with the provisions set forth in Article 8 of the Plan and pursuant to the following vesting schedule:

Vesting Date: January 1, 2024

Number or Percentage of RSUs: [NUMBER SHARE]

To vest, the Participant must have been and remain continuously employed with the Company from the Grant Date through the Vesting Date(s) above. Unless and until vested, the Participant shall have no rights to the compensation represented by the RSUs granted pursuant to this Award, and such RSUs shall be subject to forfeiture as provided herein and in the Plan. The period during which such RSUs are subject to forfeiture shall be referred to herein as the “Restricted Period.” Once vested, the RSUs become “Vested Units.”

3.                  Separation from Service. The foregoing vesting schedule notwithstanding, if the Participant Separates from Service with the Company prior to the end of the Restricted Period due to death or Disability, or due to the divestiture or wind-down of a Business Unit, or if Participant experiences a Double Trigger event, the RSUs will vest in accordance with the terms of the Plan.

Except as otherwise set forth herein or in the Plan, if the Participant Separates from Service with the Company prior to the end of the Restricted Period, the Participant shall forfeit any unvested RSUs, and those RSUs shall be cancelled and any unvested RSUs not in the custody or control of the Company shall be surrendered to the Company. Further, if any vested RSUs have been settled in Shares and there is no public market for such Shares, the Participant may offer to sell all or any portion of his/her Shares by submitting, at least one year in advance of sale date, an irrevocable written offer to the CEO to sell a specified number of his/her Shares. If accepted, such Shares will be purchased by the Company at the Book Value Per Share in effect as of the date that is twelve (12) months following receipt of the request, with the closing on such repurchase to occur on a date determined by the Committee in its discretion, not to exceed fourteen (14) months following receipt of the request.

4.                  Settlement. Upon vesting, the Vested Units will be settled in Shares or, under circumstances provided under this Agreement or Article 8 of the Plan, for cash, or any combination thereof as the Committee may determine. Settlement shall occur within a reasonable period of time after the Committee has so certified, but in any event by the 15th day of the third month following the end of the year in which the RSUs are no longer subject to the substantial risk of forfeiture. The Participant shall not have any rights of a shareholder with respect to the Shares underlying the RSUs unless and until the RSUs vest and are settled by the issuance of Shares.

5.                  Rights as a Shareholder. Upon and following the settlement of the RSUs in Shares, the Participant shall be the record owner of the Shares underlying the RSUs unless and until Shares are cancelled or repurchased by the Company or are otherwise transferred pursuant to the terms of the Shareholder Agreement. As the record owner, the Participant shall be entitled to all rights of a common shareholder of the Company, including the right to vote. Following the settlement date, the Company shall issue and deliver to Participant the hard-copy certificate memorializing the number of Shares owned by the Participant.

6.                  Shareholder Agreement. In connection with, and as a condition to the vesting and settlement of the RSUs, the Participant will be required to become a party to the Company’s shareholder agreement (the "Shareholder Agreement"). The Shareholder Agreement may contain restrictions on the transferability of Shares issued in settlement of Vested Units (such as a right of first refusal and/or a prohibition on transfer), and such Shares may be subject to tag-along rights and drag-along rights of the Company and certain of its investors and repurchase rights of the Company, among other provisions, as provided in Section 8.5 of the Plan.

7.                  Dividend Equivalent Rights. In connection with and as a component of this RSU Award, the Committee hereby further grants Participant a Dividend Equivalent Right. As such, if, prior to the settlement date of a Vested Unit, the Company declares a cash or stock dividend on its Shares of common stock, then on the payment date of the dividend, the Participant’s Account shall be credited with dividend equivalents in the amount equal to the dividends that would have been paid to the Participant if one Share had been issued on the Grant Date for each RSU granted to the Participant under this Award. Dividend equivalents credited to the Participant’s Account shall be deemed to be reinvested in additional RSUs (which may thereafter accrue additional Dividend Equivalent Rights). Any such reinvestment shall be at the Book Value Per Share in effect at the time thereof. Dividend Equivalent Rights may be settled in cash or Shares, or a combination thereof. Dividend Equivalent Rights shall be settled concurrently with the RSUs to which they relate and shall expire or be forfeited or annulled under the same conditions as such RSU.

8.                  Legend. Shares issued in connection with stock settlement of Vested Units shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the Shareholder Agreement, or the rules, regulations, and other requirements of the Securities and Exchange Commission, any share exchange upon which the Company’s Common Stock are listed, and any applicable federal, state or foreign laws, and the Committee may cause an appropriate reference to such restrictions to be made in the Company's share transfer books or on any certificate that may be issued to evidence the Vested Units.

9.                  Tax Withholding. The Company and its participating Affiliates shall have the right to withhold or require separate payment of all federal, state, local or other taxes or payments with respect to any Award or payment made under the Plan. Such amounts shall be withheld or paid prior to the delivery of any amount payable under an Award subject to such withholding. To the extent permitted by the Company, such a payment may be made by a) the delivery of cash to the Company or applicable Affiliate in an amount that equals or exceeds the withholding obligation of the Company, b) authorizing the Company to withhold from any cash payment made under an Award an amount that equals or exceeds the withholding obligation of the Company; or c) authorizing the Company to withhold from the RSUs granted under the Award, the number of RSUs of common stock as are necessary to satisfy the Company’s withholding obligation, valuing such RSUs at Book Value Per Share. All determinations of withholding liability under this section shall be made by the Company in its sole discretion and shall be binding upon the Participant and any Beneficiary.

Notwithstanding any action the Company takes with respect to any or all income tax, social security insurance, payroll tax, or other tax-related withholding (“Tax Related Items”), the ultimate liability for all Tax Related Items is and remains the Participant’s responsibility, and the Company makes no representations or undertakings regarding the treatment of any Tax Related Items in connection with the grant, vesting or settlement of the RSUs or the subsequent sale of any Shares. Further, the Company does not commit to structure the RSUs to reduce or eliminate the Participant’s liability for Tax Related Items.

10.                Section 409A. This Agreement is intended to comply with Section 409A of the Code or an exemption there under and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under Section 409A of the Code. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement comply with Section 409A of the Code and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A of the Code.

11.               Clawback upon Breach of Non-Solicitation or Confidentiality Covenants. Amounts paid or Shares awarded pursuant to this Agreement are subject to clawback by the Company pursuant to Section 8.6 of the Plan. The Participant will be required to enter into an agreement with the Company containing such confidentiality, non-solicitation, and/or other provisions as the Committee may adopt and approve from time to time. If the Committee determines that the Participant has breached such agreement: (i) all unvested or unsettled RSUs respecting the Participant will be forfeited; (ii) all Dividend Equivalent Rights and credits granted under Dividend Equivalent Rights shall be forfeited; (iii) all Shares vested or issued in settlement of RSUs shall immediately be cancelled, and upon cancellation the Participant shall, within ten (10) days of notice of the Committee’s determination of such breach, surrender any certificates evidencing such Shares not in the Company’s custody or control and repay all cash payable or paid in settlement of RSUs. These forfeiture and clawback rights are in addition to, and not in substitution of, any rights of repurchase or other recoupment rights the Company may have.

12.                Securities Laws. The granting of the RSUs and any other obligations of the Company under this Agreement shall be subject to all applicable federal, provincial, state, local and foreign laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required.

At the end of the Restricted Period, the Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws and with this Agreement.

13.                No Right to Continued Employment. Neither the Plan nor this Agreement shall be construed as giving the Participant the right to be retained in any position, as an Employee or Director, with the Company. Further, the Company may at any time dismiss the Participant or discontinue any relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein in this Agreement or the Plan. In addition, nothing herein shall obligate the Company to make future awards to the Participant.

14.                No Impact on Other Benefits. The value of the Participant’s Award is not part of his or her normal or expected compensation for purposes of calculate any severance, retirement, welfare, insurance or similar employee benefit.

15.                Award Subject to Plan. By entering into this Agreement, the Participant agrees and acknowledges that: (i) this Award is subject to all of the terms and conditions set forth in the Plan and this Agreement; and (ii) the Participant has received and read a copy of the Plan and understands the terms of the Plan and this Agreement. Capitalized terms not explicitly defined in this Agreement but defined in the Plan shall have the same meaning as in the Plan.

16.                Beneficiary Designation. The Participant may file with the Company a written designation of a beneficiary on such form as may be prescribed by the Company and may, from time to time, amend or revoke such designation (a "Beneficiary"). If no Beneficiary is designated, if the designation is ineffective, or if the Beneficiary dies before the balance of the Participant's benefit is paid, the balance shall be paid to the Participant's legal spouse, if any, or in the absence of any of the above, to the Participant’s estate. Notwithstanding the foregoing, however, the Participant's Beneficiary shall be determined under applicable state law if such state law does not recognize Beneficiary designations under Awards of this type and is not preempted by laws which recognize thy provisions of this Section.

17.                Adjustments. If any change is made to the outstanding Common Stock or the capital structure of the Company, if required, the RSUs shall be adjusted or terminated in any manner as contemplated by the Plan.

18.                Non-Transferability. All amounts payable or RSUs granted under an Award constitute remuneration for personal services. Awards, and the right to payment under an Award, shall not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant in any respect whatsoever, except that amounts payable under an Award may be paid to a Beneficiary in accordance with the terms of the Plan and the Award Agreement. Any assignment, alienation, pledge, attachment, transfer, or encumbrance contrary to the foregoing shall be void.

19.                 Successors and Assigns. This Award shall be binding upon and inure to the benefit of the Company and its successors and assigns, and of the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.

20.                Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Participant or the Company to the Committee for review. The resolution for such dispute by the Committee shall be final and binding on the Participant and the Company.

21.                Discretionary Nature of the Plan. The Plan is discretionary and may be amended, cancelled or terminated by the Company at any time, in the Company’s sole discretion. The grant of the Award in this Agreement does not create any contractual right or other right to receive any RSUs or other grants in the future. Future grants, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of Participant’s employment with the Company.

22.               Amendment; Waiver. The Committee at any time, and from time to time, may amend the terms of this Agreement, provided, however, that the rights of the Participant shall not be materially adversely affected without the Participant's written consent (except to the extent permitted under the Plan). No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages.

23.                Notice. Any notice necessary under this Award shall be addressed to the Corporate Secretary of the Company at the Company's principal executive offices and to the Participant at the address appearing in the personnel records of the Company or to either party at such other address as such party, hereto, may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

24.                Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

25.                Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

26.                Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Texas.

27.               Entire Agreement. This Agreement, the Plan, and the rules and procedures adopted by the Committee, contain all of the provisions applicable to this Award. No other statements, documents or practices may modify, waive or alter this Agreement unless expressly set forth in writing, signed by an authorized officer of the Company and delivered to the Participant, and no statements, documents or practices may modify, waive or alter the Plan except by an amendment to the Plan made in accordance with the terms of the Plan.

28.                Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

By:	By:

[PARTICIPANT NAME]	[SIGNATORY NAME]
[SIGNATORY TITLE]
Skyward Specialty Insurance Group, Inc.

Award Details:

[NUMBER] of Restricted Stock Units